Exhibit 99.2
EARNINGS RELEASE FINANCIAL SUPPLEMENT
THIRD QUARTER 2010

JPMORGAN CHASE & CO. TABLE OF CONTENTS

Page(s)
Consolidated Results
Consolidated Financial Highlights	2-3
Statements of Income	4
Consolidated Balance Sheets	5
Condensed Average Balance Sheets and Annualized Yields	6
Reconciliation from Reported to Managed Summary	7

Business Detail
Line of Business Financial Highlights — Managed Basis	8
Investment Bank	9-11
Retail Financial Services	12-18
Card Services — Managed Basis	19-21
Commercial Banking	22-23
Treasury & Securities Services	24-25
Asset Management	26-29
Corporate/Private Equity	30-31

Credit-Related Information	32-37

Market Risk-Related Information	38

Supplemental Detail
Capital and Other Selected Balance Sheet Items	39
Per Share-Related Information	40

Non-GAAP Financial Measures	41

Glossary of Terms	42-45

JPMORGAN CHASE & CO. CONSOLIDATED FINANCIAL HIGHLIGHTS (in millions, except per share, ratio and headcount data)

	QUARTERLY TRENDS									YEAR-TO-DATE
								3Q10 Change				2010 Change
	3Q10		2Q10	1Q10	4Q09	3Q09		2Q10	3Q09	2010	2009	2009
SELECTED INCOME STATEMENT DATA:
Reported Basis
Total net revenue	$23,824		$25,101	$27,671	$23,164	$26,622		(5)%	(11)%	$76,596	$77,270	(1)%
Total noninterest expense	14,398		14,631	16,124	12,004	13,455		(2)	7	45,153	40,348	12
Pre-provision profit	9,426		10,470	11,547	11,160	13,167		(10)	(28)	31,443	36,922	(15)
Provision for credit losses	3,223		3,363	7,010	7,284	8,104		(4)	(60)	13,596	24,731	(45)
Income before extraordinary gain	4,418		4,795	3,326	3,278	3,512		(8)	26	12,539	8,374	50
Extraordinary gain (a)	—		—	—	—	76		—	NM	—	76	NM
NET INCOME	4,418		4,795	3,326	3,278	3,588		(8)	23	12,539	8,450	48

Managed Basis (b)
Total net revenue	$24,335		$25,613	$28,172	$25,236	$28,780		(5)	(15)	$78,120	$83,411	(6)
Total noninterest expense	14,398		14,631	16,124	12,004	13,455		(2)	7	45,153	40,348	12
Pre-provision profit	9,937		10,982	12,048	13,232	15,325		(10)	(35)	32,967	43,063	(23)
Provision for credit losses	3,223		3,363	7,010	8,901	9,802		(4)	(67)	13,596	29,557	(54)
Income before extraordinary gain	4,418		4,795	3,326	3,278	3,512		(8)	26	12,539	8,374	50
Extraordinary gain (a)	—		—	—	—	76		—	NM	—	76	NM
NET INCOME	4,418		4,795	3,326	3,278	3,588		(8)	23	12,539	8,450	48

PER COMMON SHARE DATA:
Basic Earnings
Income before extraordinary gain	1.02		1.10	0.75	0.75	0.80		(7)	28	2.86	1.50	91
Net income	1.02		1.10	0.75	0.75	0.82		(7)	24	2.86	1.52	88

Diluted Earnings
Income before extraordinary gain	1.01		1.09	0.74	0.74	0.80		(7)	26	2.84	1.50	89
Net income	1.01		1.09	0.74	0.74	0.82		(7)	23	2.84	1.51	88

Cash dividends declared	0.05		0.05	0.05	0.05	0.05		—	—	0.15	0.15	—
Book value	42.29		40.99	39.38	39.88	39.12		3	8	42.29	39.12	8
Closing share price	38.06		36.61	44.75	41.67	43.82		4	(13)	38.06	43.82	(13)
Market capitalization	149,418		145,554	177,897	164,261	172,596		3	(13)	149,418	172,596	(13)

COMMON SHARES OUTSTANDING:
Weighted-average diluted shares (c)	3,971.9		4,005.6	3,994.7	3,974.1	3,962.0		(1)	—	3,990.7	3,848.3	4
Common shares at period-end	3,925.8		3,975.8	3,975.4	3,942.0	3,938.7		(1)	—	3,925.8	3,938.7	—

FINANCIAL RATIOS: (d)
Net income:
Return on common equity (“ROE”)	10%		12%	8%	8%	9%	(a)			10%	6%
Return on tangible common equity (“ROTCE”) (e)	15		17	12	12	14	(a)			15	9
Return on assets (“ROA”)	0.86		0.94	0.66	0.65	0.71	(a)			0.82	0.56

CAPITAL RATIOS:
Tier 1 capital ratio	11.9	(g)	12.1	11.5	11.1	10.2
Total capital ratio	15.5	(g)	15.8	15.1	14.8	13.9
Tier 1 common capital ratio (f)	9.5	(g)	9.6	9.1	8.8	8.2

(a)	On September 25, 2008, JPMorgan Chase acquired the banking operations of Washington Mutual Bank. The acquisition resulted in negative goodwill, and accordingly, the Firm recognized an extraordinary gain. A preliminary gain of $1.9 billion was recognized at December 31, 2008. The final total extraordinary gain that resulted from the Washington Mutual transaction was $2.0 billion. For the third quarter of 2009, and based on income before extraordinary gain, return on common equity remained at 9%, return on tangible common equity was 13% and return on assets was 0.70%.

(b)	For further discussion of managed basis, see Reconciliation from Reported to Managed Summary on page 7.

(c)	On June 5, 2009, the Firm issued $5.8 billion, or 163 million shares, of its common stock at $35.25 per share.

(d)	Ratios are based upon annualized amounts.

(e)	The Firm uses return on tangible common equity, a non-GAAP financial measure, to evaluate the Firm’s use of equity and to facilitate comparisons with competitors. For further discussion of ROTCE, see page 41.

(f)	Tier 1 common capital ratio is Tier 1 common capital divided by risk-weighted assets. The Firm uses Tier 1 common capital along with the other capital measures to assess and monitor its capital position. For further discussion of Tier 1 common capital ratio, see page 41.

(g)	Estimated.

JPMORGAN CHASE & CO. CONSOLIDATED FINANCIAL HIGHLIGHTS, CONTINUED (in millions, except per share, ratio and headcount data)

	QUARTERLY TRENDS							YEAR-TO-DATE
						3Q10 Change				2010 Change
	3Q10	2Q10	1Q10	4Q09	3Q09	2Q10	3Q09	2010	2009	2009
SELECTED BALANCE SHEET DATA (Period-end) (a)
Total assets	$2,141,595	$2,014,019	$2,135,796	$2,031,989	$2,041,009	6%	5%	$2,141,595	$2,041,009	5%
Wholesale loans	220,597	216,826	214,290	204,175	218,953	2	1	220,597	218,953	1
Consumer loans	469,934	482,657	499,509	429,283	434,191	(3)	8	469,934	434,191	8
Deposits	903,138	887,805	925,303	938,367	867,977	2	4	903,138	867,977	4
Common stockholders’ equity	166,030	162,968	156,569	157,213	154,101	2	8	166,030	154,101	8
Total stockholders’ equity	173,830	171,120	164,721	165,365	162,253	2	7	173,830	162,253	7

Deposits-to-loans ratio	131%	127%	130%	148%	133%			131%	133%

Headcount	236,810	232,939	226,623	222,316	220,861	2	7	236,810	220,861	7

LINE OF BUSINESS NET INCOME/(LOSS)
Investment Bank	$1,286	$1,381	$2,471	$1,901	$1,921	(7)	(33)	$5,138	$4,998	3
Retail Financial Services	907	1,042	(131)	(399)	7	(13)	NM	1,818	496	267
Card Services	735	343	(303)	(306)	(700)	114	NM	775	(1,919)	NM
Commercial Banking	471	693	390	224	341	(32)	38	1,554	1,047	48
Treasury & Securities Services	251	292	279	237	302	(14)	(17)	822	989	(17)
Asset Management	420	391	392	424	430	7	(2)	1,203	1,006	20
Corporate/Private Equity	348	653	228	1,197	1,287	(47)	(73)	1,229	1,833	(33)

NET INCOME	$4,418	$4,795	$3,326	$3,278	$3,588	(8)	23	$12,539	$8,450	48

(a)	Effective January 1, 2010, the Firm adopted new guidance that amended the accounting for the transfer of financial assets and the consolidation of variable interest entities (“VIEs”). Upon adoption of the new guidance, the Firm consolidated its Firm-sponsored credit card securitization trusts, Firm-administered multi-seller conduits and certain other consumer loan securitization entities, primarily mortgage-related, adding $87.7 billion and $92.2 billion of assets and liabilities, respectively, and decreasing stockholders’ equity and the Tier I capital ratio by $4.5 billion and 34 basis points, respectively. The reduction to stockholders’ equity was driven by the establishment of an allowance for loan losses of $7.5 billion (pretax) primarily related to receivables held in credit card securitization trusts that were consolidated at the adoption date. For further details regarding the Firm’s application and impact of the new accounting guidance, see Note 14 on pages 130-131, Note 15 on pages 131-142 and Note 22 on pages 149-152 of JPMorgan Chase’s March 31, 2010, Form 10-Q.

JPMORGAN CHASE & CO. STATEMENTS OF INCOME (in millions, except per share and ratio data)

	QUARTERLY TRENDS								YEAR-TO-DATE
							3Q10 Change				2010 Change
	3Q10	2Q10	1Q10	4Q09	3Q09		2Q10	3Q09	2010	2009	2009
REVENUE
Investment banking fees	$1,476	$1,421	$1,461	$1,916	$1,679		4%	(12)%	$4,358	$5,171	(16)%
Principal transactions	2,341	2,090	4,548	838	3,860		12	(39)	8,979	8,958	—
Lending- and deposit-related fees	1,563	1,586	1,646	1,765	1,826		(1)	(14)	4,795	5,280	(9)
Asset management, administration and commissions	3,188	3,349	3,265	3,361	3,158		(5)	1	9,802	9,179	7
Securities gains	102	1,000	610	381	184		(90)	(45)	1,712	729	135
Mortgage fees and related income	707	888	658	450	843		(20)	(16)	2,253	3,228	(30)
Credit card income	1,477	1,495	1,361	1,844	1,710		(1)	(14)	4,333	5,266	(18)
Other income	468	585	412	231	625		(20)	(25)	1,465	685	114

Noninterest revenue	11,322	12,414	13,961	10,786	13,885		(9)	(18)	37,697	38,496	(2)
Interest income	15,606	15,719	16,845	15,615	16,260		(1)	(4)	48,170	50,735	(5)
Interest expense	3,104	3,032	3,135	3,237	3,523		2	(12)	9,271	11,961	(22)

Net interest income	12,502	12,687	13,710	12,378	12,737		(1)	(2)	38,899	38,774	—

TOTAL NET REVENUE	23,824	25,101	27,671	23,164	26,622		(5)	(11)	76,596	77,270	(1)
Provision for credit losses	3,223	3,363	7,010	7,284	8,104		(4)	(60)	13,596	24,731	(45)
NONINTEREST EXPENSE
Compensation expense	6,661	7,616	7,276	5,112	7,311		(13)	(9)	21,553	21,816	(1)
Occupancy expense	884	883	869	944	923		—	(4)	2,636	2,722	(3)
Technology, communications and equipment expense	1,184	1,165	1,137	1,182	1,140		2	4	3,486	3,442	1
Professional and outside services	1,718	1,685	1,575	1,682	1,517		2	13	4,978	4,550	9
Marketing	651	628	583	536	440		4	48	1,862	1,241	50
Other expense	3,082	2,419	4,441	2,262	1,767		27	74	9,942	5,332	86
Amortization of intangibles	218	235	243	256	254		(7)	(14)	696	794	(12)
Merger costs	—	—	—	30	103		—	NM	—	451	NM

TOTAL NONINTEREST EXPENSE	14,398	14,631	16,124	12,004	13,455		(2)	7	45,153	40,348	12

Income before income tax expense and extraordinary gain	6,203	7,107	4,537	3,876	5,063		(13)	23	17,847	12,191	46
Income tax expense (a)	1,785	2,312	1,211	598	1,551		(23)	15	5,308	3,817	39

Income before extraordinary gain	4,418	4,795	3,326	3,278	3,512		(8)	26	12,539	8,374	50
Extraordinary gain (b)	—	—	—	—	76		—	NM	—	76	NM

NET INCOME	$4,418	$4,795	$3,326	$3,278	$3,588		(8)	23	$12,539	$8,450	48

DILUTED EARNINGS PER SHARE
Income before extraordinary gain	$1.01	$1.09	$0.74	$0.74	$0.80		(7)	26	$2.84	$1.50	89
Extraordinary gain	—	—	—	—	0.02		—	NM	—	0.01	NM

NET INCOME	$1.01	$1.09	$0.74	$0.74	$0.82		(7)	23	$2.84	$1.51	88

FINANCIAL RATIOS
Net income:
Return on equity	10%	12%	8%	8%	9	%(b)			10%	6%
Return on tangible common equity (c)	15	17	12	12	14	(b)			15	9
Return on assets	0.86	0.94	0.66	0.65	0.71	(b)			0.82	0.56
Effective income tax rate (a)	29	33	27	15	31				30	31
Overhead ratio	60	58	58	52	51				59	52

EXCLUDING IMPACT OF MERGER COSTS (d)
Income before extraordinary gain	$4,418	$4,795	$3,326	$3,278	$3,512		(8)	26	$12,539	$8,374	50
Merger costs (after-tax)	—	—	—	18	64		—	NM	—	280	NM

Income before extraordinary gain excl. merger costs	$4,418	$4,795	$3,326	$3,296	$3,576		(8)	24	$12,539	$8,654	45

Diluted Earnings Per Share:
Income before extraordinary gain	$1.01	$1.09	$0.74	$0.74	$0.80		(7)	26	$2.84	$1.50	89
Merger costs (after-tax)	—	—	—	0.01	0.02		—	NM	—	0.07	NM

Income before extraordinary gain excl. merger costs	$1.01	$1.09	$0.74	$0.75	$0.82		(7)	23	$2.84	$1.57	81

(a)	The income tax expense in the first quarter of 2010 and fourth quarter of 2009 includes tax benefits recognized upon the resolution of tax audits.

(b)	On September 25, 2008, JPMorgan Chase acquired the banking operations of Washington Mutual Bank. The acquisition resulted in negative goodwill, and accordingly, the Firm recognized an extraordinary gain. A preliminary gain of $1.9 billion was recognized at December 31, 2008. The final total extraordinary gain that resulted from the Washington Mutual transaction was $2.0 billion. For the third quarter of 2009, and based on income before extraordinary gain, return on equity remained at 9%, return on tangible common equity was 13% and return on assets was 0.70%.

(c)	The Firm uses return on tangible common equity, a non-GAAP financial measure, to evaluate the Firm’s use of equity and to facilitate comparisons with competitors. For further discussion of ROTCE, see page 41.

(d)	Net income excluding merger costs, a non-GAAP financial measure, is used by the Firm to facilitate comparison of results against the Firm’s ongoing operations and with other companies’ U.S. GAAP financial statements.

JPMORGAN CHASE & CO.
CONSOLIDATED BALANCE SHEETS
(in millions)

						September 30, 2010
						Change
	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30	Jun 30	Sep 30
	2010	2010	2010	2009	2009	2010	2009
ASSETS (a)
Cash and due from banks	$23,960	$32,806	$31,422	$26,206	$21,068	(27)%	14%
Deposits with banks	31,077	39,430	59,014	63,230	59,623	(21)	(48)
Federal funds sold and securities purchased under resale agreements	235,390	199,024	230,123	195,404	171,007	18	38
Securities borrowed	127,365	122,289	126,741	119,630	128,059	4	(1)
Trading assets:
Debt and equity instruments	378,222	317,293	346,712	330,918	330,370	19	14
Derivative receivables	97,293	80,215	79,416	80,210	94,065	21	3
Securities	340,168	312,013	344,376	360,390	372,867	9	(9)
Loans	690,531	699,483	713,799	633,458	653,144	(1)	6
Less: Allowance for loan losses	34,161	35,836	38,186	31,602	30,633	(5)	12

Loans, net of allowance for loan losses	656,370	663,647	675,613	601,856	622,511	(1)	5
Accrued interest and accounts receivable	63,224	61,295	53,991	67,427	59,948	3	5
Premises and equipment	11,316	11,267	11,123	11,118	10,675	—	6
Goodwill	48,736	48,320	48,359	48,357	48,334	1	1
Mortgage servicing rights	10,305	11,853	15,531	15,531	13,663	(13)	(25)
Other intangible assets	3,982	4,178	4,383	4,621	4,862	(5)	(18)
Other assets	114,187	110,389	108,992	107,091	103,957	3	10

TOTAL ASSETS	$2,141,595	$2,014,019	$2,135,796	$2,031,989	$2,041,009	6	5

LIABILITIES (a)
Deposits	$903,138	$887,805	$925,303	$938,367	$867,977	2	4
Federal funds purchased and securities loaned or sold under repurchase agreements	314,161	237,455	295,171	261,413	310,219	32	1
Commercial paper	38,611	41,082	50,554	41,794	53,920	(6)	(28)
Other borrowed funds	51,642	44,431	48,981	55,740	50,824	16	2
Trading liabilities:
Debt and equity instruments	82,919	74,745	78,228	64,946	65,233	11	27
Derivative payables	74,902	60,137	62,741	60,125	69,214	25	8
Accounts payable and other liabilities	169,365	160,478	154,185	162,696	171,386	6	(1)
Beneficial interests issued by consolidated VIEs	77,438	88,148	93,055	15,225	17,859	(12)	334
Long-term debt	255,589	248,618	262,857	266,318	272,124	3	(6)

TOTAL LIABILITIES	1,967,765	1,842,899	1,971,075	1,866,624	1,878,756	7	5

STOCKHOLDERS’ EQUITY (a)
Preferred stock	7,800	8,152	8,152	8,152	8,152	(4)	(4)
Common stock	4,105	4,105	4,105	4,105	4,105	—	—
Capital surplus	96,938	96,745	96,450	97,982	97,564	—	(1)
Retained earnings	69,531	65,465	61,043	62,481	59,573	6	17
Accumulated other comprehensive income/(loss)	3,096	2,404	761	(91)	283	29	NM
Shares held in RSU Trust, at cost	(68)	(68)	(68)	(68)	(86)	—	21
Treasury stock, at cost	(7,572)	(5,683)	(5,722)	(7,196)	(7,338)	(33)	(3)

TOTAL STOCKHOLDERS’ EQUITY	173,830	171,120	164,721	165,365	162,253	2	7

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$2,141,595	$2,014,019	$2,135,796	$2,031,989	$2,041,009	6	5

(a)	Effective January 1, 2010, the Firm adopted new accounting guidance that amended the accounting for the transfer of financial assets and the consolidation of VIEs. For further details regarding the Firm’s application and impact of the new guidance, see footnote (a) on page 3.

JPMORGAN CHASE & CO. CONDENSED AVERAGE BALANCE SHEETS AND ANNUALIZED YIELDS (in millions, except rates)

	QUARTERLY TRENDS										YEAR-TO-DATE
									3Q10 Change					2010 Change
	3Q10		2Q10		1Q10		4Q09	3Q09	2Q10	3Q09	2010		2009	2009
AVERAGE BALANCES (a)
ASSETS
Deposits with banks	$38,747		$58,737		$64,229		$49,705	$62,248	(34)%	(38)%	$53,811		$72,849	(26)%
Federal funds sold and securities purchased under resale agreements	192,099		189,573		170,036		156,848	151,705	1	27	183,983		151,606	21
Securities borrowed	121,302		113,650		114,636		125,453	129,301	7	(6)	116,554		124,127	(6)
Trading assets — debt instruments	251,790		245,532		248,089		256,414	250,148	3	1	248,484		249,223	—
Securities	327,798		327,425		337,441		374,327	359,451	—	(9)	330,853		331,981	—
Loans	693,791		705,189		725,136		642,406	665,386	(2)	4	707,924		696,526	2
Other assets (b)	36,912		34,429		27,885		29,868	24,155	7	53	33,108		29,389	13

Total interest-earning assets	1,662,439		1,674,535		1,687,452		1,635,021	1,642,394	(1)	1	1,674,717		1,655,701	1
Trading assets — equity instruments	96,200		95,080		83,674		74,936	66,790	1	44	91,697		64,363	42
Trading assets — derivative receivables	92,857		79,409		78,683		86,415	99,807	17	(7)	83,702		118,560	(29)
All other noninterest-earning assets	189,617		194,623		188,871		196,853	190,185	(3)	—	191,040		196,016	(3)

TOTAL ASSETS	$2,041,113		$2,043,647		$2,038,680		$1,993,225	$1,999,176	—	2	$2,041,156		$2,034,640	—

LIABILITIES
Interest-bearing deposits	$659,027		$668,953		$677,431		$667,269	$660,998	(1)	—	$668,403		$689,660	(3)
Federal funds purchased and securities loaned or sold under repurchase agreements	281,171		273,614		271,934		283,263	303,175	3	(7)	275,607		273,368	1
Commercial paper	34,523		37,557		37,461		42,290	42,728	(8)	(19)	36,503		37,964	(4)
Trading liabilities — debt instruments	73,278		72,276		65,154		63,048	47,467	1	54	70,266		43,637	61
Other borrowings and liabilities (c)	130,191		131,546		123,321		119,374	131,518	(1)	(1)	128,377		163,867	(22)
Beneficial interests issued by consolidated VIEs	83,928		90,085		98,104		16,002	19,351	(7)	334	90,654		14,569	NM
Long-term debt	252,097		256,089		262,503		268,476	271,281	(2)	(7)	256,858		268,158	(4)

Total interest-bearing liabilities	1,514,215		1,530,120		1,535,908		1,459,722	1,476,518	(1)	3	1,526,668		1,491,223	2
Noninterest-bearing deposits	213,700		209,615		200,075		203,092	191,821	2	11	207,846		196,270	6
Trading liabilities — equity instruments	6,560		5,216		5,728		8,372	12,376	26	(47)	5,838		12,814	(54)
Trading liabilities — derivative payables	69,350		62,547		59,053		63,423	75,458	11	(8)	63,688		82,781	(23)
All other noninterest-bearing liabilities	65,335		68,928		73,670		93,939	85,383	(5)	(23)	69,281		86,501	(20)

TOTAL LIABILITIES	1,869,160		1,876,426		1,874,434		1,828,548	1,841,556	—	1	1,873,321		1,869,589	—

Preferred stock	7,991		8,152		8,152		8,152	8,152	(2)	(2)	8,098		22,729	(64)
Common stockholders’ equity	163,962		159,069		156,094		156,525	149,468	3	10	159,737		142,322	12

TOTAL STOCKHOLDERS’ EQUITY	171,953		167,221		164,246		164,677	157,620	3	9	167,835		165,051	2

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$2,041,113		$2,043,647		$2,038,680		$1,993,225	$1,999,176	—	2	$2,041,156		$2,034,640	—

AVERAGE RATES (a)
INTEREST-EARNING ASSETS
Deposits with banks	0.85%		0.63%		0.60%		0.95%	0.83%			0.67%		1.50%
Federal funds sold and securities purchased under resale agreements	0.92		0.84		0.97		0.92	0.96			0.91		1.22
Securities borrowed	0.22		0.11		0.10		0.14	(0.09)			0.15		(0.04)
Trading assets — debt instruments	4.37		4.25		4.56		4.63	4.78			4.39		4.99
Securities	2.67		3.14		3.54		3.32	3.62			3.12		3.78
Loans	5.71		5.68		5.91		5.51	5.64			5.77		5.72
Other assets (b)	1.57		1.60		1.36		1.42	2.18			1.52		1.69
Total interest-earning assets	3.75		3.79		4.07		3.80	3.95			3.87		4.12

INTEREST-BEARING LIABILITIES
Interest-bearing deposits	0.51		0.53		0.51		0.53	0.65			0.51		0.76
Federal funds purchased and securities loaned or sold under repurchase agreements	(0.28	) (d)	(0.07	) (d)	(0.05	) (d)	0.08	0.20			(0.14	) (d)	0.25
Commercial paper	0.20		0.19		0.19		0.20	0.23			0.19		0.30
Trading liabilities — debt instruments	2.64		2.49		3.39		3.85	4.50			2.81		4.00
Other borrowings and liabilities (c)	0.54		0.50		0.56		0.83	0.69			0.53		0.81
Beneficial interests issued by consolidated VIEs	1.36		1.36		1.36		1.32	1.43			1.36		1.52
Long-term debt	2.34		1.97		1.95		2.01	2.09			2.09		2.47
Total interest-bearing liabilities	0.81		0.79		0.83		0.88	0.95			0.81		1.07

INTEREST RATE SPREAD	2.94%		3.00%		3.24%		2.92%	3.00%			3.06%		3.05%

NET YIELD ON INTEREST-EARNING ASSETS	3.01%		3.06%		3.32%		3.02%	3.10%			3.13%		3.15%

NET YIELD ON INTEREST-EARNING ASSETS ADJUSTED FOR SECURITIZATIONS	3.01%		3.06%		3.32%		3.33%	3.40%			3.13%		3.45%

(a)	Effective January 1, 2010, the Firm adopted new accounting guidance that amended the accounting for the transfer of financial assets and the consolidation of VIEs. For further details regarding the Firm’s application and impact of the new guidance, see footnote (a) on page 3.

(b)	Includes margin loans.

(c)	Includes brokerage customer payables and advances from Federal Home Loan Banks.

(d)	Reflects a benefit from the favorable market environments for dollar-roll financings.

JPMORGAN CHASE & CO. RECONCILIATION FROM REPORTED TO MANAGED SUMMARY (in millions)
     The Firm prepares its consolidated financial statements using accounting principles generally accepted in the U.S. (“U.S. GAAP”). That presentation, which is referred to as “reported basis,” provides the reader with an understanding of the Firm’s results that can be tracked consistently from year to year and enables a comparison of the Firm’s performance with other companies’ U.S. GAAP financial statements.
     In addition to analyzing the Firm’s results on a reported basis, management reviews the Firm’s results and the results of the lines of business on a “managed” basis, which is a non-GAAP financial measure. For additional information on managed basis, including the effect of adopting, effective January 1, 2010, new accounting guidance that amended the accounting for the transfer of financial assets and the consolidation of VIEs, refer to the notes on Non-GAAP Financial Measures on page 41.

	QUARTERLY TRENDS							YEAR-TO-DATE
						3Q10 Change				2010 Change
	3Q10	2Q10	1Q10	4Q09	3Q09	2Q10	3Q09	2010	2009	2009
CREDIT CARD INCOME
Credit card income — reported	$1,477	$1,495	$1,361	$1,844	$1,710	(1)%	(14)%	$4,333	$5,266	(18)%
Impact of:
Credit card securitizations	NA	NA	NA	(375)	(285)	NM	NM	NA	(1,119)	NM

Credit card income — managed	$1,477	$1,495	$1,361	$1,469	$1,425	(1)	4	$4,333	$4,147	4

OTHER INCOME
Other income — reported	$468	$585	$412	$231	$625	(20)	(25)	$1,465	$685	114
Impact of:
Fully tax-equivalent adjustments	415	416	411	397	371	—	12	1,242	1,043	19

Other income — managed	$883	$1,001	$823	$628	$996	(12)	(11)	$2,707	$1,728	57

TOTAL NONINTEREST REVENUE
Total noninterest revenue — reported	$11,322	$12,414	$13,961	$10,786	$13,885	(9)	(18)	$37,697	$38,496	(2)
Impact of:
Credit card securitizations	NA	NA	NA	(375)	(285)	NM	NM	NA	(1,119)	NM
Fully tax-equivalent adjustments	415	416	411	397	371	—	12	1,242	1,043	19

Total noninterest revenue — managed	$11,737	$12,830	$14,372	$10,808	$13,971	(9)	(16)	$38,939	$38,420	1

NET INTEREST INCOME
Net interest income — reported	$12,502	$12,687	$13,710	$12,378	$12,737	(1)	(2)	$38,899	$38,774	—
Impact of:
Credit card securitizations	NA	NA	NA	1,992	1,983	NM	NM	NA	5,945	NM
Fully tax-equivalent adjustments	96	96	90	58	89	—	8	282	272	4

Net interest income — managed	$12,598	$12,783	$13,800	$14,428	$14,809	(1)	(15)	$39,181	$44,991	(13)

TOTAL NET REVENUE
Total net revenue — reported	$23,824	$25,101	$27,671	$23,164	$26,622	(5)	(11)	$76,596	$77,270	(1)
Impact of:
Credit card securitizations	NA	NA	NA	1,617	1,698	NM	NM	NA	4,826	NM
Fully tax-equivalent adjustments	511	512	501	455	460	—	11	1,524	1,315	16

Total net revenue — managed	$24,335	$25,613	$28,172	$25,236	$28,780	(5)	(15)	$78,120	$83,411	(6)

PRE-PROVISION PROFIT
Total pre-provision profit — reported	$9,426	$10,470	$11,547	$11,160	$13,167	(10)	(28)	$31,443	$36,922	(15)
Impact of:
Credit card securitizations	NA	NA	NA	1,617	1,698	NM	NM	NA	4,826	NM
Fully tax-equivalent adjustments	511	512	501	455	460	—	11	1,524	1,315	16

Total pre-provision profit — managed	$9,937	$10,982	$12,048	$13,232	$15,325	(10)	(35)	$32,967	$43,063	(23)

PROVISION FOR CREDIT LOSSES
Provision for credit losses — reported	$3,223	$3,363	$7,010	$7,284	$8,104	(4)	(60)	$13,596	$24,731	(45)
Impact of:
Credit card securitizations	NA	NA	NA	1,617	1,698	NM	NM	NA	4,826	NM

Provision for credit losses — managed	$3,223	$3,363	$7,010	$8,901	$9,802	(4)	(67)	$13,596	$29,557	(54)

INCOME TAX EXPENSE
Income tax expense — reported	$1,785	$2,312	$1,211	$598	$1,551	(23)	15	$5,308	$3,817	39
Impact of:
Fully tax-equivalent adjustments	511	512	501	455	460	—	11	1,524	1,315	16

Income tax expense — managed	$2,296	$2,824	$1,712	$1,053	$2,011	(19)	14	$6,832	$5,132	33

NA: Not applicable.

JPMORGAN CHASE & CO. LINE OF BUSINESS FINANCIAL HIGHLIGHTS — MANAGED BASIS (in millions, except ratio data)

	QUARTERLY TRENDS							YEAR-TO-DATE
						3Q10 Change				2010 Change
	3Q10	2Q10	1Q10	4Q09	3Q09	2Q10	3Q09	2010	2009	2009
TOTAL NET REVENUE (FTE)
Investment Bank (a)	$5,353	$6,332	$8,319	$4,929	$7,508	(15)%	(29)%	$20,004	$23,180	(14)%
Retail Financial Services	7,646	7,809	7,776	7,669	8,218	(2)	(7)	23,231	25,023	(7)
Card Services	4,253	4,217	4,447	5,148	5,159	1	(18)	12,917	15,156	(15)
Commercial Banking	1,527	1,486	1,416	1,406	1,459	3	5	4,429	4,314	3
Treasury & Securities Services	1,831	1,881	1,756	1,835	1,788	(3)	2	5,468	5,509	(1)
Asset Management	2,172	2,068	2,131	2,195	2,085	5	4	6,371	5,770	10
Corporate/Private Equity (a)	1,553	1,820	2,327	2,054	2,563	(15)	(39)	5,700	4,459	28

TOTAL NET REVENUE	$24,335	$25,613	$28,172	$25,236	$28,780	(5)	(15)	$78,120	$83,411	(6)

TOTAL PRE-PROVISION PROFIT
Investment Bank (a)	$1,649	$1,810	$3,481	$2,643	$3,234	(9)	(49)	$6,940	$10,065	(31)
Retail Financial Services	3,129	3,528	3,534	3,367	4,022	(11)	(22)	10,191	12,577	(19)
Card Services	2,808	2,781	3,045	3,752	3,853	1	(27)	8,634	11,171	(23)
Commercial Banking	967	944	877	863	914	2	6	2,788	2,681	4
Treasury & Securities Services	421	482	431	444	508	(13)	(17)	1,334	1,622	(18)
Asset Management	684	663	689	725	734	3	(7)	2,036	1,767	15
Corporate/Private Equity (a)	279	774	(9)	1,438	2,060	(64)	(86)	1,044	3,180	(67)

TOTAL PRE-PROVISION PROFIT	$9,937	$10,982	$12,048	$13,232	$15,325	(10)	(35)	$32,967	$43,063	(23)

NET INCOME/(LOSS)
Investment Bank	$1,286	$1,381	$2,471	$1,901	$1,921	(7)	(33)	$5,138	$4,998	3
Retail Financial Services	907	1,042	(131)	(399)	7	(13)	NM	1,818	496	267
Card Services	735	343	(303)	(306)	(700)	114	NM	775	(1,919)	NM
Commercial Banking	471	693	390	224	341	(32)	38	1,554	1,047	48
Treasury & Securities Services	251	292	279	237	302	(14)	(17)	822	989	(17)
Asset Management	420	391	392	424	430	7	(2)	1,203	1,006	20
Corporate/Private Equity	348	653	228	1,197	1,287	(47)	(73)	1,229	1,833	(33)

TOTAL NET INCOME	$4,418	$4,795	$3,326	$3,278	$3,588	(8)	23	$12,539	$8,450	48

AVERAGE EQUITY (b)
Investment Bank	$40,000	$40,000	$40,000	$33,000	$33,000	—	21	$40,000	$33,000	21
Retail Financial Services	28,000	28,000	28,000	25,000	25,000	—	12	28,000	25,000	12
Card Services	15,000	15,000	15,000	15,000	15,000	—	—	15,000	15,000	—
Commercial Banking	8,000	8,000	8,000	8,000	8,000	—	—	8,000	8,000	—
Treasury & Securities Services	6,500	6,500	6,500	5,000	5,000	—	30	6,500	5,000	30
Asset Management	6,500	6,500	6,500	7,000	7,000	—	(7)	6,500	7,000	(7)
Corporate/Private Equity	59,962	55,069	52,094	63,525	56,468	9	6	55,737	49,322	13

TOTAL AVERAGE EQUITY	$163,962	$159,069	$156,094	$156,525	$149,468	3	10	$159,737	$142,322	12

RETURN ON EQUITY (b)
Investment Bank	13%	14%	25%	23%	23%			17%	20%
Retail Financial Services	13	15	(2)	(6)	—			9	3
Card Services	19	9	(8)	(8)	(19)			7	(17)
Commercial Banking	23	35	20	11	17			26	17
Treasury & Securities Services	15	18	17	19	24			17	26
Asset Management	26	24	24	24	24			25	19

(a)	Corporate/Private Equity includes an adjustment to offset IB’s inclusion of the credit reimbursement from TSS in total net revenue; TSS reports the reimbursement to IB as a separate line on its income statement (not part of total revenue).

(b)	Equity for a line of business represents the amount the Firm believes the business would require if it were operating independently, incorporating sufficient capital to address economic risk measures, regulatory capital requirements and capital levels for similarly rated peers. Capital is also allocated to each line of business for, among other things, goodwill and other intangibles associated with acquisitions effected by the line of business. ROE is measured and internal targets for expected returns are established as a key measure of a business segment’s performance. Effective January 1, 2010, the Firm enhanced its line of business equity framework to better align equity assigned to each line of business with the changes anticipated to occur in that line of business, and to reflect the competitive and regulatory landscape. The lines of business are now capitalized based on the Tier 1 common standard, rather than the Tier 1 capital standard.

JPMORGAN CHASE & CO. INVESTMENT BANK FINANCIAL HIGHLIGHTS (in millions, except ratio data)

	QUARTERLY TRENDS							YEAR-TO-DATE
						3Q10 Change				2010 Change
	3Q10	2Q10	1Q10	4Q09	3Q09	2Q10	3Q09	2010	2009	2009
INCOME STATEMENT
REVENUE
Investment banking fees	$1,502	$1,405	$1,446	$1,892	$1,658	7%	(9)%	$4,353	$5,277	(18)%
Principal transactions	1,129	2,105	3,931	84	2,714	(46)	(58)	7,165	8,070	(11)
Lending- and deposit-related fees	205	203	202	174	185	1	11	610	490	24
Asset management, administration and commissions	565	633	563	608	633	(11)	(11)	1,761	2,042	(14)
All other income (a)	61	86	49	(14)	63	(29)	(3)	196	(101)	NM

Noninterest revenue	3,462	4,432	6,191	2,744	5,253	(22)	(34)	14,085	15,778	(11)
Net interest income	1,891	1,900	2,128	2,185	2,255	—	(16)	5,919	7,402	(20)

TOTAL NET REVENUE (b)	5,353	6,332	8,319	4,929	7,508	(15)	(29)	20,004	23,180	(14)

Provision for credit losses	(142)	(325)	(462)	(181)	379	56	NM	(929)	2,460	NM

NONINTEREST EXPENSE
Compensation expense	2,031	2,923	2,928	549	2,778	(31)	(27)	7,882	8,785	(10)
Noncompensation expense	1,673	1,599	1,910	1,737	1,496	5	12	5,182	4,330	20

TOTAL NONINTEREST EXPENSE	3,704	4,522	4,838	2,286	4,274	(18)	(13)	13,064	13,115	—

Income before income tax expense	1,791	2,135	3,943	2,824	2,855	(16)	(37)	7,869	7,605	3
Income tax expense	505	754	1,472	923	934	(33)	(46)	2,731	2,607	5

NET INCOME	$1,286	$1,381	$2,471	$1,901	$1,921	(7)	(33)	$5,138	$4,998	3

FINANCIAL RATIOS
ROE	13%	14%	25%	23%	23%			17%	20%
ROA	0.68	0.78	1.48	1.12	1.12			0.97	0.94
Overhead ratio	69	71	58	46	57			65	57
Compensation expense as a percent of total net revenue (c)	38	46	35	11	37			39	38

REVENUE BY BUSINESS
Investment banking fees:
Advisory	$385	$355	$305	$611	$384	8	—	$1,045	$1,256	(17)
Equity underwriting	333	354	413	549	681	(6)	(51)	1,100	2,092	(47)
Debt underwriting	784	696	728	732	593	13	32	2,208	1,929	14

Total investment banking fees	1,502	1,405	1,446	1,892	1,658	7	(9)	4,353	5,277	(18)
Fixed income markets	3,123	3,563	5,464	2,735	5,011	(12)	(38)	12,150	14,829	(18)
Equity markets	1,135	1,038	1,462	971	941	9	21	3,635	3,422	6
Credit portfolio (a)	(407)	326	(53)	(669)	(102)	NM	(299)	(134)	(348)	61

Total net revenue	$5,353	$6,332	$8,319	$4,929	$7,508	(15)	(29)	$20,004	$23,180	(14)

REVENUE BY REGION (a)
Americas	$2,857	$3,935	$4,562	$2,872	$3,850	(27)	(26)	$11,354	$12,284	(8)
Europe/Middle East/Africa	1,531	1,537	2,814	1,502	2,912	—	(47)	5,882	8,288	(29)
Asia/Pacific	965	860	943	555	746	12	29	2,768	2,608	6

Total net revenue	$5,353	$6,332	$8,319	$4,929	$7,508	(15)	(29)	$20,004	$23,180	(14)

(a)	Treasury & Securities Services (“TSS”) was charged a credit reimbursement related to certain exposures managed within the Investment Bank (“IB”) credit portfolio on behalf of clients shared with TSS. IB recognizes this credit reimbursement in its credit portfolio business in all other income.

(b)	Total net revenue included tax-equivalent adjustments, predominantly due to income tax credits related to affordable housing and alternative energy investments, as well as tax-exempt income from municipal bond investments of $390 million, $401 million, $403 million, $357 million and $371 million for the quarters ended September 30, 2010, June 30, 2010, March 31, 2010, December 31, 2009 and September 30, 2009, respectively, and $1.2 billion and $1.1 billion for year-to-date 2010 and 2009, respectively.

(c)	The compensation expense as a percentage of total net revenue ratio for the second quarter and year-to-date of 2010 excluding the payroll tax expense related to the U.K. Bank Payroll Tax on certain compensation awarded from December 9, 2009 to April 5, 2010 to relevant banking employees, which is a non-GAAP financial measure, was 37% in both periods. IB excludes this tax from the ratio because it enables comparability with prior periods.

JPMORGAN CHASE & CO. INVESTMENT BANK FINANCIAL HIGHLIGHTS, CONTINUED (in millions, except headcount and ratio data)

	QUARTERLY TRENDS							YEAR-TO-DATE
						3Q10 Change				2010 Change
	3Q10	2Q10	1Q10	4Q09	3Q09	2Q10	3Q09	2010	2009	2009
SELECTED BALANCE SHEET DATA (Period-end)
Loans (a):
Loans retained (b)	$51,299	$54,049	$53,010	$45,544	$55,703	(5)%	(8)%	$51,299	$55,703	(8)%
Loans held-for-sale & loans at fair value	2,252	3,221	3,594	3,567	4,582	(30)	(51)	2,252	4,582	(51)

Total loans	53,551	57,270	56,604	49,111	60,285	(6)	(11)	53,551	60,285	(11)
Equity	40,000	40,000	40,000	33,000	33,000	—	21	40,000	33,000	21

SELECTED BALANCE SHEET DATA (Average)
Total assets	$746,926	$710,005	$676,122	$674,241	$678,796	5	10	$711,277	$707,396	1
Trading assets — debt and equity instruments	300,517	296,031	284,085	285,363	270,695	2	11	293,605	269,668	9
Trading assets — derivative receivables	76,530	65,847	66,151	72,640	86,651	16	(12)	69,547	103,929	(33)
Loans (a):
Loans retained (b)	53,331	53,351	58,501	51,573	61,269	—	(13)	55,042	66,479	(17)
Loans held-for-sale & loans at fair value	2,678	3,530	3,150	4,158	4,981	(24)	(46)	3,118	8,745	(64)

Total loans	56,009	56,881	61,651	55,731	66,250	(2)	(15)	58,160	75,224	(23)
Adjusted assets (c)	539,459	527,520	506,635	519,403	515,718	2	5	524,658	545,235	(4)
Equity	40,000	40,000	40,000	33,000	33,000	—	21	40,000	33,000	21

Headcount	26,373	26,279	24,977	24,654	24,828	—	6	26,373	24,828	6

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs	$33	$28	$697	$685	$750	18	(96)	$758	$1,219	(38)
Nonperforming assets:
Nonperforming loans:
Nonperforming loans retained (b)(d)	2,025	1,926	2,459	3,196	4,782	5	(58)	2,025	4,782	(58)
Nonperforming loans held-for-sale and loans at fair value	361	334	282	308	128	8	182	361	128	182

Total nonperforming loans	2,386	2,260	2,741	3,504	4,910	6	(51)	2,386	4,910	(51)

Derivative receivables	255	315	363	529	624	(19)	(59)	255	624	(59)
Assets acquired in loan satisfactions	148	151	185	203	248	(2)	(40)	148	248	(40)

Total nonperforming assets	2,789	2,726	3,289	4,236	5,782	2	(52)	2,789	5,782	(52)
Allowance for credit losses:
Allowance for loan losses	1,976	2,149	2,601	3,756	4,703	(8)	(58)	1,976	4,703	(58)
Allowance for lending-related commitments	570	564	482	485	401	1	42	570	401	42

Total allowance for credit losses	2,546	2,713	3,083	4,241	5,104	(6)	(50)	2,546	5,104	(50)

Net charge-off rate (b)(e)	0.25%	0.21%	4.83%	5.27%	4.86%			1.84%	2.45%
Allow. for loan losses to period-end loans retained (b)(e)	3.85	3.98	4.91	8.25	8.44			3.85	8.44
Allow. for loan losses to average loans retained (b)(e)	3.71	4.03	4.45	7.28	7.68			3.59	7.07
Allow. for loan losses to nonperforming loans retained (b)(d)(e)	98	112	106	118	98			98	98
Nonperforming loans to total period-end loans	4.46	3.95	4.84	7.13	8.14			4.46	8.14
Nonperforming loans to total average loans	4.26	3.97	4.45	6.29	7.41			4.10	6.53

(a)	Effective January 1, 2010, the Firm adopted new accounting guidance related to VIEs. For further details regarding the Firm’s application and impact of the new guidance, see footnote (a) on page 3.

(b)	Loans retained include credit portfolio loans, leveraged leases and other accrual loans, and exclude loans held-for-sale and loans accounted for at fair value.

(c)	Adjusted assets, a non-GAAP financial measure, is presented to assist the reader in comparing IB’s asset and capital levels to other investment banks in the securities industry. For further discussion of adjusted assets, see page 42.

(d)	Allowance for loan losses of $603 million, $617 million, $811 million, $1.3 billion and $1.8 billion were held against these nonperforming loans at September 30, 2010, June 30, 2010, March 31, 2010, December 31, 2009, and September 30, 2009, respectively.

(e)	Loans held-for-sale and loans at fair value were excluded when calculating the allowance coverage ratio and net charge-off rate.

JPMORGAN CHASE & CO. INVESTMENT BANK FINANCIAL HIGHLIGHTS, CONTINUED (in millions, except ratio and rankings data)

	QUARTERLY TRENDS							YEAR-TO-DATE
						3Q10 Change				2010 Change
	3Q10	2Q10	1Q10	4Q09	3Q09	2Q10	3Q09	2010	2009	2009
MARKET RISK — AVERAGE TRADING AND CREDIT
PORTFOLIO VAR - 95% CONFIDENCE LEVEL
Trading activities:
Fixed income	$72	$64	$69	$121	$182	13%	(60)%	$68	$173	(61)%
Foreign exchange	9	10	13	14	19	(10)	(53)	11	19	(42)
Equities	21	20	24	21	19	5	11	22	55	(60)
Commodities and other	13	20	15	17	23	(35)	(43)	16	22	(27)
Diversification (a)	(38)	(42)	(49)	(62)	(97)	10	61	(43)	(101)	57

Total trading VaR (b)	77	72	72	111	146	7	(47)	74	168	(56)

Credit portfolio VaR (c)	30	27	19	24	29	11	3	25	61	(59)
Diversification (a)	(8)	(9)	(9)	(11)	(32)	11	75	(9)	(52)	83

Total trading and credit portfolio VaR	$99	$90	$82	$124	$143	10	(31)	$90	$177	(49)

	September 30, 2010 YTD		Full Year 2009
	Market		Market
	Share	Rankings	Share	Rankings
MARKET SHARES AND RANKINGS (d)
Global Investment Banking Fees (e)	8%	#1	9%	#1
Global debt, equity and equity-related	7%	#1	9%	#1
Global syndicated loans	9%	#2	8%	#1
Global long-term debt (f)	7%	#1	8%	#1
Global equity and equity-related (g)	8%	#1	12%	#1
Global Announced M&A (h)	18%	#2	23%	#3
U.S. debt, equity and equity-related	11%	#1	15%	#1
U.S. syndicated loans	20%	#2	22%	#1
U.S. long-term debt (f)	11%	#1	14%	#1
U.S. equity and equity-related	16%	#1	16%	#2
U.S. Announced M&A (h)	23%	#3	36%	#2

(a)	Average value-at-risk (“ VaR”) was less than the sum of the VaR of the components described above, which is due to portfolio diversification. The diversification effect reflects the fact that the risks were not perfectly correlated. The risk of a portfolio of positions is usually less than the sum of the risks of the positions themselves.

(b)	Trading VaR includes predominantly all trading activities in IB, as well as syndicated lending facilities that the Firm intends to distribute; however, particular risk parameters of certain products are not fully captured, for example, correlation risk. Trading VaR does not include the debit valuation adjustments (“DVA”) taken on derivative and structured liabilities to reflect the credit quality of the Firm. Trading VaR includes the estimated credit spread sensitivity of certain mortgage products.

(c)	Credit portfolio VaR includes the derivative credit valuation adjustments (“CVA”), hedges of the CVA and mark-to-market (“MTM”) hedges of the retained loan portfolio, which are all reported in principal transactions revenue. This VaR does not include the retained loan portfolio, which is not MTM.

(d)	Source: Dealogic. Global Investment Banking fees reflects the ranking of fees and market share. Remainder of rankings reflects transaction volume rank and market share.

(e)	Global IB fees exclude money market, short term debt and shelf deals.

(f)	Long-term debt tables include investment-grade, high-yield, supranationals, sovereigns, agencies, covered bonds, asset-backed securities and mortgage-backed securities; and exclude money market, short-term debt, and U.S. municipal securities.

(g)	Equity and equity-related rankings include rights offerings and Chinese A-Shares.

(h)	Global Announced M&A is based upon transaction value at announcement; all other rankings are based upon transaction proceeds, with full credit to each book manager/equal if joint. Because of joint assignments, market share of all participants will add up to more than 100%. M&A for year-to-date 2010 and full-year 2009 reflects the removal of any withdrawn transactions. U.S. announced M&A represents any U.S. involvement ranking.

JPMORGAN CHASE & CO. RETAIL FINANCIAL SERVICES FINANCIAL HIGHLIGHTS (in millions, except ratio and headcount data)

	QUARTERLY TRENDS							YEAR-TO-DATE
						3Q10 Change				2010 Change
	3Q10	2Q10	1Q10	4Q09	3Q09	2Q10	3Q09	2010	2009	2009
INCOME STATEMENT
REVENUE
Lending- and deposit-related fees	$759	$780	$841	$972	$1,046	(3)%	(27)%	$2,380	$2,997	(21)%
Asset management, administration and commissions	443	433	452	406	408	2	9	1,328	1,268	5
Mortgage fees and related income	705	886	655	481	873	(20)	(19)	2,246	3,313	(32)
Credit card income	502	480	450	441	416	5	21	1,432	1,194	20
Other income	379	413	354	299	321	(8)	18	1,146	829	38

Noninterest revenue	2,788	2,992	2,752	2,599	3,064	(7)	(9)	8,532	9,601	(11)
Net interest income	4,858	4,817	5,024	5,070	5,154	1	(6)	14,699	15,422	(5)

TOTAL NET REVENUE (a)	7,646	7,809	7,776	7,669	8,218	(2)	(7)	23,231	25,023	(7)

Provision for credit losses	1,548	1,715	3,733	4,229	3,988	(10)	(61)	6,996	11,711	(40)

NONINTEREST EXPENSE
Compensation expense	1,915	1,842	1,770	1,722	1,728	4	11	5,527	4,990	11
Noncompensation expense	2,533	2,369	2,402	2,499	2,385	7	6	7,304	7,207	1
Amortization of intangibles	69	70	70	81	83	(1)	(17)	209	249	(16)

TOTAL NONINTEREST EXPENSE	4,517	4,281	4,242	4,302	4,196	6	8	13,040	12,446	5

Income/(loss) before income tax expense/(benefit)	1,581	1,813	(199)	(862)	34	(13)	NM	3,195	866	269
Income tax expense/(benefit)	674	771	(68)	(463)	27	(13)	NM	1,377	370	272

NET INCOME/(LOSS)	$907	$1,042	$(131)	$(399)	$7	(13)	NM	$1,818	$496	267

FINANCIAL RATIOS
ROE	13%	15%	(2)%	(6)%	—%			9%	3%
Overhead ratio	59	55	55	56	51			56	50
Overhead ratio excluding core deposit intangibles (b)	58	54	54	55	50			55	49

SELECTED BALANCE SHEET DATA (Period-end)
Assets	$367,675	$375,329	$382,475	$387,269	$397,673	(2)	(8)	$367,675	$397,673	(8)
Loans:
Loans retained	323,481	330,329	339,002	340,332	346,765	(2)	(7)	323,481	346,765	(7)
Loans held-for-sale and loans at fair value (c)	13,071	12,599	11,296	14,612	14,303	4	(9)	13,071	14,303	(9)

Total loans	336,552	342,928	350,298	354,944	361,068	(2)	(7)	336,552	361,068	(7)
Deposits	364,186	359,974	362,470	357,463	361,046	1	1	364,186	361,046	1
Equity	28,000	28,000	28,000	25,000	25,000	—	12	28,000	25,000	12

SELECTED BALANCE SHEET DATA (Average)
Assets	375,968	381,906	393,867	395,045	401,620	(2)	(6)	383,848	411,693	(7)
Loans:
Loans retained	326,905	335,308	342,997	343,411	349,762	(3)	(7)	335,011	358,623	(7)
Loans held-for-sale and loans at fair value (c)	15,683	14,426	17,055	17,670	19,025	9	(18)	15,717	18,208	(14)

Total loans	342,588	349,734	360,052	361,081	368,787	(2)	(7)	350,728	376,831	(7)
Deposits	362,559	362,010	356,934	356,464	366,944	—	(1)	360,521	371,482	(3)
Equity	28,000	28,000	28,000	25,000	25,000	—	12	28,000	25,000	12

Headcount	119,424	116,879	112,616	108,971	106,951	2	12	119,424	106,951	12

(a)	Total net revenue included tax-equivalent adjustments associated with tax-exempt loans to municipalities and other qualified entities of $4 million, $5 million, $5 million, $4 million and $6 million for the quarters ended September 30, 2010, June 30, 2010, March 31, 2010, December 31, 2009 and September 30, 2009, respectively, and $14 million and $18 million for year-to-date 2010 and 2009, respectively.

(b)	Retail Financial Services uses the overhead ratio (excluding the amortization of core deposit intangibles (“CDI”)), a non-GAAP financial measure, to evaluate the underlying expense trends of the business. Including CDI amortization expense in the overhead ratio calculation would result in a higher overhead ratio in the earlier years and a lower overhead ratio in later years. This method would therefore result in an improving overhead ratio over time, all things remaining equal. The non-GAAP ratio excludes Retail Banking’s CDI amortization expense related to prior business combination transactions of $69 million, $69 million, $70 million, $80 million and $83 million for the quarters ended September 30, 2010, June 30, 2010, March 31, 2010, December 31, 2009 and September 30, 2009, respectively, and $208 million and $248 million for year-to-date 2010 and 2009, respectively.

(c)	Loans at fair value consist of prime mortgages originated with the intent to sell that are accounted for at fair value and classified as trading assets on the Consolidated Balance Sheets. These loans totaled $12.6 billion, $12.2 billion, $8.4 billion, $12.5 billion and $12.8 billion at September 30, 2010, June 30, 2010, March 31, 2010, December 31, 2009 and September 30, 2009, respectively. Average balances of these loans totaled $15.3 billion, $12.5 billion, $14.2 billion, $16.0 billion and $17.7 billion for the quarters ended September 30, 2010, June 30, 2010, March 31, 2010, December 31, 2009 and September 30, 2009, respectively, and $14.0 billion and $15.8 billion for year-to-date 2010 and 2009, respectively.

JPMORGAN CHASE & CO. RETAIL FINANCIAL SERVICES FINANCIAL HIGHLIGHTS, CONTINUED (in millions, except ratio data)

	QUARTERLY TRENDS							YEAR-TO-DATE
						3Q10 Change				2010 Change
	3Q10	2Q10	1Q10	4Q09	3Q09	2Q10	3Q09	2010	2009	2009
CREDIT DATA AND QUALITY STATISTICS
Net charge-offs	$1,548	$1,761	$2,438	$2,738	$2,550	(12)%	(39)%	$5,747	$7,375	(22)%
Nonperforming loans:
Nonperforming loans retained	9,801	10,457	10,769	10,611	10,091	(6)	(3)	9,801	10,091	(3)
Nonperforming loans held-for-sale and loans at fair value	166	176	217	234	242	(6)	(31)	166	242	(31)

Total nonperforming loans (a) (b) (c)	9,967	10,633	10,986	10,845	10,333	(6)	(4)	9,967	10,333	(4)
Nonperforming assets (a) (b) (c)	11,421	11,907	12,191	12,098	11,883	(4)	(4)	11,421	11,883	(4)
Allowance for loan losses	16,154	16,152	16,200	14,776	13,286	—	22	16,154	13,286	22

Net charge-off rate (d)	1.88%	2.11%	2.88%	3.16%	2.89%			2.29%	2.75%
Net charge-off rate excluding purchased credit-impaired loans (d) (e)	2.44	2.75	3.76	4.16	3.81			2.99	3.62
Allowance for loan losses to ending loans retained (d)	4.99	4.89	4.78	4.34	3.83			4.99	3.83
Allowance for loan losses to ending loans retained excluding purchased credit-impaired loans (d) (e)	5.36	5.26	5.16	5.09	4.63			5.36	4.63
Allowance for loan losses to nonperforming loans retained (a) (d) (e)	136	128	124	124	121			136	121
Nonperforming loans to total loans	2.96	3.10	3.14	3.06	2.86			2.96	2.86
Nonperforming loans to total loans excluding purchased credit-impaired loans (a)	3.81	4.00	4.05	3.96	3.72			3.81	3.72

(a)	Excludes purchased credit-impaired loans that were acquired as part of the Washington Mutual transaction. These loans are accounted for on a pool basis, and the pools are considered to be performing.

(b)	Certain of these loans are classified as trading assets on the Consolidated Balance Sheets.

(c)	Nonperforming loans and assets exclude: (1) mortgage loans insured by U.S. government agencies of $10.2 billion, $10.1 billion, $10.5 billion, $9.0 billion and $7.0 billion at September 30, 2010, June 30, 2010, March 31, 2010, December 31, 2009 and September 30, 2009, respectively, that are 90 days past due and accruing at the guaranteed reimbursement rate; (2) real estate owned insured by U.S. government agencies of $1.7 billion, $1.4 billion, $707 million, $579 million and $579 million at September 30, 2010, June 30, 2010, March 31, 2010, December 31, 2009 and September 30, 2009, respectively; and (3) student loans that are 90 days past due and still accruing, which are insured by U.S. government agencies under the Federal Family Education Loan Program (“FFELP”), of $572 million, $447 million, $581 million, $542 million and $511 million at September 30, 2010, June 30, 2010, March 31, 2010, December 31, 2009 and September 30, 2009, respectively. These amounts are excluded as reimbursement of insured amounts is proceeding normally.

(d)	Loans held-for-sale and loans accounted for at fair value were excluded when calculating the allowance coverage ratio and the net charge-off rate.

(e)	Excludes the impact of purchased credit-impaired loans that were acquired as part of the Washington Mutual transaction. These loans were accounted for at fair value on the acquisition date, which incorporated management’s estimate, as of that date, of credit losses over the remaining life of the portfolio. An allowance for loan losses of $2.8 billion, $2.8 billion, $2.8 billion, $1.6 billion and $1.1 billion was recorded for these loans at September 30, 2010, June 30, 2010, March 31, 2010, December 31, 2009 and September 30, 2009, respectively, which has also been excluded from applicable ratios. To date, no charge-offs have been recorded for these loans.

JPMORGAN CHASE & CO. RETAIL FINANCIAL SERVICES FINANCIAL HIGHLIGHTS, CONTINUED (in millions, except ratio data and where otherwise noted)

	QUARTERLY TRENDS							YEAR-TO-DATE
						3Q10 Change				2010 Change
	3Q10	2Q10	1Q10	4Q09	3Q09	2Q10	3Q09	2010	2009	2009
RETAIL BANKING
Noninterest revenue	$1,691	$1,684	$1,702	$1,804	$1,844	—%	(8)%	$5,077	$5,365	(5)%
Net interest income	2,745	2,712	2,635	2,716	2,732	1	—	8,092	8,065	—

Total net revenue	4,436	4,396	4,337	4,520	4,576	1	(3)	13,169	13,430	(2)
Provision for credit losses	175	168	191	248	208	4	(16)	534	894	(40)
Noninterest expense	2,779	2,633	2,577	2,574	2,646	6	5	7,989	7,783	3

Income before income tax expense	1,482	1,595	1,569	1,698	1,722	(7)	(14)	4,646	4,753	(2)

Net income	$848	$914	$898	$1,027	$1,043	(7)	(19)	$2,660	$2,876	(8)

Overhead ratio	63%	60%	59%	57%	58%			61%	58%
Overhead ratio excluding core deposit intangibles (a)	61	58	58	55	56			59	56

BUSINESS METRICS (in billions)
Business banking origination volume	$1.2	$1.2	$0.9	$0.7	$0.5	(8)	91	$3.3	$1.6	99
End-of-period loans owned	16.6	16.6	16.8	17.0	17.4	—	(5)	16.6	17.4	(5)
End-of-period deposits:
Checking	124.2	123.5	123.8	121.9	115.5	1	8	124.2	115.5	8
Savings	162.4	161.8	163.4	153.4	151.6	—	7	162.4	151.6	7
Time and other	48.9	50.5	53.2	58.0	66.6	(3)	(27)	48.9	66.6	(27)

Total end-of-period deposits	335.5	335.8	340.4	333.3	333.7	—	1	335.5	333.7	1
Average loans owned	16.6	16.7	16.9	17.2	17.7	(1)	(6)	16.7	18.0	(7)
Average deposits:
Checking	123.5	123.6	119.7	116.4	114.0	—	8	122.3	112.6	9
Savings	162.2	162.8	158.6	153.1	151.2	—	7	161.2	150.1	7
Time and other	49.8	51.4	55.6	60.3	74.4	(3)	(33)	52.2	81.8	(36)

Total average deposits	335.5	337.8	333.9	329.8	339.6	(1)	(1)	335.7	344.5	(3)
Deposit margin	3.08%	3.05%	3.02%	3.06%	2.99%			3.05%	2.92%
Average assets	$27.7	$28.4	$28.9	$28.2	$28.1	(2)	(1)	$28.3	$29.1	(3)

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs	175	168	191	248	208	4	(16)	534	594	(10)
Net charge-off rate	4.18%	4.04%	4.58%	5.72%	4.66%			4.28%	4.41%
Nonperforming assets	$913	$920	$872	$839	$816	(1)	12	$913	$816	12

RETAIL BRANCH BUSINESS METRICS
Investment sales volume	5,798	5,756	5,956	5,851	6,243	1	(7)	17,510	15,933	10

Number of:
Branches	5,192	5,159	5,155	5,154	5,126	1	1	5,192	5,126	1
ATMs	15,815	15,654	15,549	15,406	15,038	1	5	15,815	15,038	5
Personal bankers	21,438	20,170	19,003	17,991	16,941	6	27	21,438	16,941	27
Sales specialists	7,123	6,785	6,315	5,912	5,530	5	29	7,123	5,530	29
Active online customers (in thousands)	17,167	16,584	16,208	15,424	13,852	4	24	17,167	13,852	24
Checking accounts (in thousands)	27,014	26,351	25,830	25,712	25,546	3	6	27,014	25,546	6

(a)	Retail Banking uses the overhead ratio (excluding the amortization of CDI), a non-GAAP financial measure, to evaluate the underlying expense trends of the business. Including CDI amortization expense in the overhead ratio calculation would result in a higher overhead ratio in the earlier years and a lower overhead ratio in later years. This method would therefore result in an improving overhead ratio over time, all things remaining equal. The non-GAAP ratio excludes Retail Banking’s CDI amortization expense related to prior business combination transactions of $69 million, $69 million, $70 million, $80 million and $83 million for the quarters ended September 30, 2010, June 30, 2010, March 31, 2010, December 31, 2009 and September 30, 2009, respectively, and $208 million and $248 million for year-to-date 2010 and 2009, respectively.

JPMORGAN CHASE & CO. RETAIL FINANCIAL SERVICES FINANCIAL HIGHLIGHTS, CONTINUED (in millions, except ratio data and where otherwise noted)

	QUARTERLY TRENDS							YEAR-TO-DATE
						3Q10 Change				2010 Change
	3Q10	2Q10	1Q10	4Q09	3Q09	2Q10	3Q09	2010	2009	2009
MORTGAGE BANKING & OTHER CONSUMER LENDING
Noninterest revenue (a)	$1,076	$1,256	$1,018	$801	$1,201	(14)%	(10)%	$3,350	$4,256	(21)%
Net interest income	809	792	893	802	834	2	(3)	2,494	2,363	6

Total net revenue	1,885	2,048	1,911	1,603	2,035	(8)	(7)	5,844	6,619	(12)
Provision for credit losses	176	175	217	242	222	1	(21)	568	993	(43)
Noninterest expense	1,348	1,243	1,246	1,163	1,139	8	18	3,837	3,381	13

Income before income tax expense	361	630	448	198	674	(43)	(46)	1,439	2,245	(36)

Net income (a)	$207	$364	$257	$266	$412	(43)	(50)	$828	$1,377	(40)

Overhead ratio	72%	61%	65%	73%	56%			66%	51%

BUSINESS METRICS (in billions)
End-of-period loans owned:
Auto loans	$48.2	$47.5	$47.4	$46.0	$44.3	1	9	$48.2	$44.3	9
Mortgage (b)	13.8	13.2	13.7	11.9	10.1	5	37	13.8	10.1	37
Student loans and other	14.6	15.1	17.4	15.8	15.6	(3)	(6)	14.6	15.6	(6)

Total end-of-period loans owned	76.6	75.8	78.5	73.7	70.0	1	9	76.6	70.0	9
Average loans owned:
Auto loans	47.7	47.5	46.9	45.3	43.3	—	10	47.4	43.0	10
Mortgage (b)	13.6	13.6	12.5	10.6	8.9	—	53	13.3	8.3	60
Student loans and other	14.8	16.7	18.4	15.6	15.3	(11)	(3)	16.6	16.5	1

Total average loans owned (c)	76.1	77.8	77.8	71.5	67.5	(2)	13	77.3	67.8	14

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs:
Auto loans	67	58	102	148	159	16	(58)	227	479	(53)
Mortgage	10	13	6	—	7	(23)	43	29	14	107
Student loans and other	82	150	64	92	60	(45)	37	296	195	52

Total net charge-offs	159	221	172	240	226	(28)	(30)	552	688	(20)

Net charge-off rate:
Auto loans	0.56%	0.49%	0.88%	1.30%	1.46%			0.64%	1.49%
Mortgage	0.30	0.39	0.20	—	0.32			0.30	0.24
Student loans and other	2.21	4.04	1.64	2.59	1.66			2.62	1.80
Total net charge-off rate (c)	0.83	1.17	0.93	1.36	1.35			0.98	1.41

30+ day delinquency rate (d) (e)	1.54	1.42	1.47	1.75	1.76			1.54	1.76
Nonperforming assets (f) (g)	$1,052	$1,013	$1,006	$912	$872	4	21	$1,052	$872	21

(a)	Losses related to the repurchase of previously-sold loans are recorded as a reduction of production revenue. These losses totaled $1.5 billion, $667 million, $432 million, $672 million and $465 million for the quarters ended September 30, 2010, June 30, 2010, March 31, 2010, December 31, 2009 and September 30, 2009, respectively, and $2.6 billion and $940 million for year-to-date 2010 and 2009, respectively. The losses resulted in a negative impact on net income of $853 million, $388 million, $252 million, $413 million and $286 million for the quarters ended September 30, 2010, June 30, 2010, March 31, 2010, December 31, 2009 and September 30, 2009, respectively, and $1.5 billion and $578 million for year-to-date 2010 and 2009, respectively.

(b)	Predominantly represents prime loans repurchased from Government National Mortgage Association (“Ginnie Mae”) pools, which are insured by U.S. government agencies.

(c)	Total average loans owned includes loans held-for-sale of $338 million, $1.9 billion, $2.9 billion, $1.7 billion and $1.3 billion for the quarters ended September 30, 2010, June 30, 2010, March 31, 2010, December 31, 2009 and September 30, 2009, respectively, and $1.7 billion and $2.4 billion for year-to-date 2010 and 2009, respectively. These amounts are excluded when calculating the net charge-off rate.

(d)	Excludes mortgage loans that are insured by U.S. government agencies of $11.1 billion, $10.9 billion, $11.2 billion, $9.7 billion and $7.7 billion at September 30, 2010, June 30, 2010, March 31, 2010, December 31, 2009 and September 30, 2009, respectively. These amounts are excluded as reimbursement of insured amounts is proceeding normally.

(e)	Excludes loans that are 30 days past due and still accruing, which are insured by U.S. government agencies under the FFELP, of $1.0 billion, $988 million, $965 million, $942 million and $903 million at September 30, 2010, June 30, 2010, March 31, 2010, December 31, 2009 and September 30, 2009, respectively. These amounts are excluded as reimbursement of insured amounts is proceeding normally.

(f)	Nonperforming loans and assets exclude: (1) mortgage loans insured by U.S. government agencies of $10.2 billion, $10.1 billion, $10.5 billion, $9.0 billion and $7.0 billion at September 30, 2010, June 30, 2010, March 31, 2010, December 31, 2009 and September 30, 2009, respectively, that are 90 days past due and accruing at the guaranteed reimbursement rate; (2) real estate owned insured by U.S. government agencies of $1.7 billion, $1.4 billion, $707 million, $579 million and $579 million at September 30, 2010, June 30, 2010, March 31, 2010, December 31, 2009 and September 30, 2009, respectively; and (3) student loans that are 90 days past due and still accruing, which are insured by U.S. government agencies under the FFELP, of $572 million, $447 million, $581 million, $542 million and $511 million at September 30, 2010, June 30, 2010, March 31, 2010, December 31, 2009 and September 30, 2009, respectively. These amounts are excluded as reimbursement of insured amounts is proceeding normally.

(g)	During the third quarter of 2010, $147 million of nonperforming assets pertaining to the second quarter of 2010 were reclassified from Real Estate Portfolios to Mortgage Banking & Other Consumer Lending.

JPMORGAN CHASE & CO. RETAIL FINANCIAL SERVICES FINANCIAL HIGHLIGHTS, CONTINUED (in billions, except ratio data and where otherwise noted)

	QUARTERLY TRENDS												YEAR-TO-DATE
											3Q10 Change						2010 Change
	3Q10		2Q10		1Q10		4Q09		3Q09		2Q10	3Q09	2010		2009		2009
MORTGAGE BANKING & OTHER CONSUMER LENDING (continued)
Origination volume:
Mortgage origination volume by channel
Retail	$19.2		$15.3		$11.4		$12.3		$13.3		25%	44%	$45.9		$41.6		10%
Wholesale (a)	0.2		0.4		0.4		0.6		0.7		(50)	(71)	1.0		3.0		(67)
Correspondent (a)	19.1		14.7		16.0		20.0		21.1		30	(9)	49.8		61.0		(18)
CNT (negotiated transactions)	2.4		1.8		3.9		1.9		2.0		33	20	8.1		10.3		(21)

Total mortgage origination volume	40.9		32.2		31.7		34.8		37.1		27	10	104.8		115.9		(10)

Student loans	0.2		0.1		1.6		0.6		1.5		100	(87)	1.9		3.6		(47)
Auto	6.1		5.8		6.3		5.9		6.9		5	(12)	18.2		17.8		2

Application volume:
Mortgage application volume by channel
Retail	34.6		27.8		20.3		17.4		17.8		24	94	82.7		73.5		13
Wholesale (a)	0.6		0.6		0.8		0.7		1.1		—	(45)	2.0		4.2		(52)
Correspondent (a)	30.7		23.5		18.2		25.3		26.6		31	15	72.4		85.5		(15)

Total mortgage application volume	65.9		51.9		39.3		43.4		45.5		27	45	157.1		163.2		(4)

Average mortgage loans held-for-sale and loans at fair value (b)	15.6		12.6		14.5		16.2		18.0		24	(13)	14.2		16.2		(12)
Average assets	125.8		123.2		124.8		119.5		115.2		2	9	124.6		113.4		10
Repurchase reserve (ending)	3.0		2.0		1.6		1.4		0.9		50	233	3.0		0.9		233
Third-party mortgage loans serviced (ending)	1,012.7		1,055.2		1,075.0		1,082.1		1,098.9		(4)	(8)	1,012.7		1,098.9		(8)
Third-party mortgage loans serviced (average)	1,028.6		1,063.7		1,076.4		1,088.8		1,104.4		(3)	(7)	1,056.3		1,129.2		(6)
MSR net carrying value (ending)	10.3		11.8		15.5		15.5		13.6		(13)	(24)	10.3		13.6		(24)
Ratio of MSR net carrying value (ending) to third-party mortgage loans serviced (ending)	1.02%		1.12%		1.44%		1.43%		1.24%				1.02%		1.24%
Ratio of annualized loan servicing revenue to third-party mortgage loans serviced (average)	0.44		0.45		0.42		0.44		0.44				0.44		0.44
MSR revenue multiple (c)	2.32	x	2.49	x	3.43	x	3.25	x	2.82	x			2.32	x	2.82	x

SUPPLEMENTAL MORTGAGE FEES AND RELATED INCOME DETAILS (in millions)
Net production revenue:
Production revenue	$1,233		$676		$433		$480		$395		82	212	$2,342		$1,635		43
Repurchase losses	(1,464)		(667)		(432)		(672)		(465)		(119)	(215)	(2,563)		(940)		(173)

Net production revenue	(231)		9		1		(192)		(70)		NM	(230)	(221)		695		NM
Net mortgage servicing revenue:
Operating revenue:
Loan servicing revenue	1,153		1,186		1,107		1,221		1,220		(3)	(5)	3,446		3,721		(7)
Other changes in MSR asset fair value	(604)		(620)		(605)		(657)		(712)		3	15	(1,829)		(2,622)		30

Total operating revenue	549		566		502		564		508		(3)	8	1,617		1,099		47
Risk management:
Changes in MSR asset fair value due to inputs or assumptions in model	(1,497)		(3,584)		(96)		1,762		(1,099)		58	(36)	(5,177)		4,042		NM
Derivative valuation adjustments and other	1,884		3,895		248		(1,653)		1,534		(52)	23	6,027		(2,523)		NM

Total risk management	387		311		152		109		435		24	(11)	850		1,519		(44)

Total net mortgage servicing revenue	936		877		654		673		943		7	(1)	2,467		2,618		(6)

Mortgage fees and related income	$705		$886		$655		$481		$873		(20)	(19)	$2,246		$3,313		(32)

(a)	Includes rural housing loans sourced through brokers and correspondents, which are underwritten under U.S. Department of Agriculture guidelines. Prior period amounts have been revised to conform with the current period presentation.

(b)	Loans at fair value consist of prime mortgages originated with the intent to sell that are accounted for at fair value and classified as trading assets on the Consolidated Balance Sheets. Average balances of these loans totaled $15.3 billion, $12.5 billion, $14.2 billion, $16.0 billion and $17.7 billion for the quarters ended September 30, 2010, June 30, 2010, March 31, 2010, December 31, 2009 and September 30, 2009, respectively, and $14.0 billion and $15.8 billion for year-to-date 2010 and 2009, respectively.

(c)	Represents the ratio of MSR net carrying value (ending) to third-party mortgage loans serviced (ending) divided by the ratio of annualized loan servicing revenue to third-party mortgage loans serviced (average).

JPMORGAN CHASE & CO. RETAIL FINANCIAL SERVICES FINANCIAL HIGHLIGHTS, CONTINUED (in millions, except ratio data and where otherwise noted)

	QUARTERLY TRENDS							YEAR-TO-DATE
						3Q10 Change				2010 Change
	3Q10	2Q10	1Q10	4Q09	3Q09	2Q10	3Q09	2010	2009	2009
REAL ESTATE PORTFOLIOS
Noninterest revenue	$21	$52	$32	$(6)	$19	(60)%	11%	$105	$(20)	NM %
Net interest income	1,304	1,313	1,496	1,552	1,588	(1)	(18)	4,113	4,994	(18)

Total net revenue	1,325	1,365	1,528	1,546	1,607	(3)	(18)	4,218	4,974	(15)
Provision for credit losses	1,197	1,372	3,325	3,739	3,558	(13)	(66)	5,894	9,824	(40)
Noninterest expense	390	405	419	565	411	(4)	(5)	1,214	1,282	(5)

Income/(loss) before income tax expense/(benefit)	(262)	(412)	(2,216)	(2,758)	(2,362)	36	89	(2,890)	(6,132)	53

Net income/(loss)	$(148)	$(236)	$(1,286)	$(1,692)	$(1,448)	37	90	$(1,670)	$(3,757)	56

Overhead ratio	29%	30%	27%	37%	26%			29%	26%

BUSINESS METRICS (in billions)
LOANS EXCLUDING PURCHASED CREDIT-IMPAIRED LOANS (a)
End-of-period loans owned:
Home equity	$91.7	$94.8	$97.7	$101.4	$104.8	(3)	(13)	$91.7	$104.8	(13)
Prime mortgage	42.9	44.6	46.8	47.5	50.0	(4)	(14)	42.9	50.0	(14)
Subprime mortgage	12.0	12.6	13.2	12.5	13.3	(5)	(10)	12.0	13.3	(10)
Option ARMs	8.4	8.5	8.6	8.5	8.9	(1)	(6)	8.4	8.9	(6)
Other	0.9	1.0	1.0	0.7	0.7	(10)	29	0.9	0.7	29

Total end-of-period loans owned	155.9	161.5	167.3	170.6	177.7	(3)	(12)	155.9	177.7	(12)
Average loans owned:
Home equity	93.3	96.3	99.5	103.3	106.6	(3)	(12)	96.4	110.0	(12)
Prime mortgage	43.8	45.7	47.9	48.8	51.7	(4)	(15)	45.8	54.8	(16)
Subprime mortgage	12.3	13.1	13.8	12.8	13.6	(6)	(10)	13.0	14.3	(9)
Option ARMs	8.4	8.6	8.7	8.7	8.9	(2)	(6)	8.5	8.9	(4)
Other	1.0	1.0	1.1	0.7	0.8	—	25	1.0	0.9	11

Total average loans owned	158.8	164.7	171.0	174.3	181.6	(4)	(13)	164.7	188.9	(13)
PURCHASED CREDIT-IMPAIRED LOANS (a)
End-of-period loans owned:
Home equity	25.0	25.5	26.0	26.5	27.1	(2)	(8)	25.0	27.1	(8)
Prime mortgage	17.9	18.5	19.2	19.7	20.2	(3)	(11)	17.9	20.2	(11)
Subprime mortgage	5.5	5.6	5.8	6.0	6.1	(2)	(10)	5.5	6.1	(10)
Option ARMs	26.4	27.3	28.3	29.0	29.8	(3)	(11)	26.4	29.8	(11)

Total end-of-period loans owned	74.8	76.9	79.3	81.2	83.2	(3)	(10)	74.8	83.2	(10)
Average loans owned:
Home equity	25.2	25.7	26.2	26.7	27.4	(2)	(8)	25.7	27.9	(8)
Prime mortgage	18.2	18.8	19.5	20.0	20.5	(3)	(11)	18.8	21.1	(11)
Subprime mortgage	5.6	5.8	5.9	6.1	6.2	(3)	(10)	5.8	6.5	(11)
Option ARMs	26.7	27.7	28.6	29.3	30.2	(4)	(12)	27.7	30.8	(10)

Total average loans owned	75.7	78.0	80.2	82.1	84.3	(3)	(10)	78.0	86.3	(10)
TOTAL REAL ESTATE PORTFOLIOS
End-of-period loans owned:
Home equity	116.7	120.3	123.7	127.9	131.9	(3)	(12)	116.7	131.9	(12)
Prime mortgage	60.8	63.1	66.0	67.2	70.2	(4)	(13)	60.8	70.2	(13)
Subprime mortgage	17.5	18.2	19.0	18.5	19.4	(4)	(10)	17.5	19.4	(10)
Option ARMs	34.8	35.8	36.9	37.5	38.7	(3)	(10)	34.8	38.7	(10)
Other	0.9	1.0	1.0	0.7	0.7	(10)	29	0.9	0.7	29

Total end-of-period loans owned	230.7	238.4	246.6	251.8	260.9	(3)	(12)	230.7	260.9	(12)
Average loans owned:
Home equity	118.5	122.0	125.7	130.0	134.0	(3)	(12)	122.1	137.9	(11)
Prime mortgage	62.0	64.5	67.4	68.8	72.2	(4)	(14)	64.6	75.9	(15)
Subprime mortgage	17.9	18.9	19.7	18.9	19.8	(5)	(10)	18.8	20.8	(10)
Option ARMs	35.1	36.3	37.3	38.0	39.1	(3)	(10)	36.2	39.7	(9)
Other	1.0	1.0	1.1	0.7	0.8	—	25	1.0	0.9	11

Total average loans owned	234.5	242.7	251.2	256.4	265.9	(3)	(12)	242.7	275.2	(12)
Average assets	222.5	230.3	240.2	247.3	258.3	(3)	(14)	230.9	269.2	(14)
Home equity origination volume	0.3	0.3	0.3	0.4	0.5	—	(40)	0.9	2.0	(55)

(a)	Purchased credit-impaired loans represent loans acquired in the Washington Mutual transaction for which a deterioration in credit quality occurred between the origination date and JPMorgan Chase’s acquisition date. These loans were initially recorded at fair value and accrete interest income over the estimated lives of the loan as long as cash flows are reasonably estimable, even if the underlying loans are contractually past due.

JPMORGAN CHASE & CO. RETAIL FINANCIAL SERVICES FINANCIAL HIGHLIGHTS, CONTINUED (in millions, except ratio data)

	QUARTERLY TRENDS							YEAR-TO-DATE
						3Q10 Change				2010 Change
	3Q10	2Q10	1Q10	4Q09	3Q09	2Q10	3Q09	2010	2009	2009
REAL ESTATE PORTFOLIOS (continued)
CREDIT DATA AND QUALITY STATISTICS
Net charge-offs excluding purchased credit-impaired loans (a)
Home equity	$730	$796	$1,126	$1,177	$1,142	(8)%	(36)%	$2,652	$3,505	(24)%
Prime mortgage	255	251	453	568	518	2	(51)	959	1,304	(26)
Subprime mortgage	206	282	457	452	422	(27)	(51)	945	1,196	(21)
Option ARMs	11	22	23	29	15	(50)	(27)	56	34	65
Other	12	21	16	24	19	(43)	(37)	49	54	(9)

Total net charge-offs	1,214	1,372	2,075	2,250	2,116	(12)	(43)	4,661	6,093	(24)
Net charge-off rate excluding purchased credit-impaired loans (a)
Home equity	3.10%	3.32%	4.59%	4.52%	4.25%			3.68%	4.26%
Prime mortgage	2.31	2.20	3.84	4.62	3.98			2.80	3.18
Subprime mortgage	6.64	8.63	13.43	14.01	12.31			9.72	11.18
Option ARMs	0.52	1.03	1.07	1.32	0.67			0.88	0.51
Other	4.76	8.42	5.90	13.60	9.42			6.55	8.02
Total net charge-off rate excluding purchased credit-impaired loans	3.03	3.34	4.92	5.12	4.62			3.78	4.31
Net charge-off rate — reported
Home equity	2.44	2.62	3.63	3.59	3.38			2.90	3.40
Prime mortgage	1.63	1.56	2.73	3.28	2.85			1.98	2.30
Subprime mortgage	4.57	5.98	9.41	9.49	8.46			6.72	7.69
Option ARMs	0.12	0.24	0.25	0.30	0.15			0.21	0.11
Other	4.76	8.42	5.90	13.60	9.42			6.55	8.02
Total net charge-off rate — reported	2.05	2.27	3.35	3.48	3.16			2.57	2.96
30+ day delinquency rate excluding purchased credit-impaired loans (b)	6.77	6.88	7.28	7.73	7.46			6.77	7.46
Allowance for loan losses	$14,111	$14,127	$14,127	$12,752	$11,261	—	25	$14,111	$11,261	25
Nonperforming assets (c) (d)	9,456	9,974	10,313	10,347	10,196	(5)	(7)	9,456	10,196	(7)
Allowance for loan losses to ending loans retained	6.12%	5.93%	5.73%	5.06%	4.32%			6.12%	4.32%
Allowance for loan losses to ending loans retained excluding purchased credit-impaired loans (a)	7.25	7.01	6.76	6.55	5.72			7.25	5.72

(a)	Excludes the impact of purchased credit-impaired loans that were acquired as part of the Washington Mutual transaction. These loans were accounted for at fair value on the acquisition date, which incorporated management’s estimate, as of that date, of credit losses over the remaining life of the portfolio. An allowance for loan losses of $2.8 billion, $2.8 billion, $2.8 billion, $1.6 billion and $1.1 billion was recorded for these loans at September 30, 2010, June 30, 2010, March 31, 2010, December 31, 2009 and September 30, 2009, respectively, which has also been excluded from the applicable ratios. To date, no charge-offs have been recorded for these loans.

(b)	The delinquency rate for purchased credit-impaired loans was 28.07%, 27.91%, 28.49%, 27.79% and 25.56% at September 30, 2010, June 30, 2010, March 31, 2010, December 31, 2009 and September 30, 2009, respectively.

(c)	Excludes purchased credit-impaired loans that were acquired as part of the Washington Mutual transaction. These loans are accounted for on a pool basis, and the pools are considered to be performing.

(d)	During the third quarter of 2010, $147 million of nonperforming assets pertaining to the second quarter of 2010 were reclassified from Real Estate Portfolios to Mortgage Banking & Other Consumer Lending.

JPMORGAN CHASE & CO. CARD SERVICES — MANAGED BASIS FINANCIAL HIGHLIGHTS (in millions, except ratio data and where otherwise noted)

	QUARTERLY TRENDS							YEAR-TO-DATE
						3Q10 Change				2010 Change
	3Q10	2Q10	1Q10	4Q09	3Q09	2Q10	3Q09	2010	2009	2009
INCOME STATEMENT (a)
REVENUE
Credit card income	$864	$908	$813	$931	$916	(5)%	(6)%	$2,585	$2,681	(4)%
All other income	(58)	(47)	(55)	(46)	(85)	(23)	32	(160)	(646)	75

Noninterest revenue	806	861	758	885	831	(6)	(3)	2,425	2,035	19
Net interest income	3,447	3,356	3,689	4,263	4,328	3	(20)	10,492	13,121	(20)

TOTAL NET REVENUE	4,253	4,217	4,447	5,148	5,159	1	(18)	12,917	15,156	(15)

Provision for credit losses	1,633	2,221	3,512	4,239	4,967	(26)	(67)	7,366	14,223	(48)

NONINTEREST EXPENSE
Compensation expense	316	327	330	336	354	(3)	(11)	973	1,040	(6)
Noncompensation expense	1,023	986	949	938	829	4	23	2,958	2,552	16
Amortization of intangibles	106	123	123	122	123	(14)	(14)	352	393	(10)

TOTAL NONINTEREST EXPENSE	1,445	1,436	1,402	1,396	1,306	1	11	4,283	3,985	7

Income/(loss) before income tax expense/(benefit)	1,175	560	(467)	(487)	(1,114)	110	NM	1,268	(3,052)	NM
Income tax expense/(benefit)	440	217	(164)	(181)	(414)	103	NM	493	(1,133)	NM

NET INCOME/(LOSS)	$735	$343	$(303)	$(306)	$(700)	114	NM	$775	$(1,919)	NM

Memo: Net securitization income/(loss)	NA	NA	NA	$17	$(43)	NM	NM	NA	$(491)	NM

FINANCIAL RATIOS (a)
ROE	19%	9%	(8)%	(8)%	(19)%			7%	(17)%
Overhead ratio	34	34	32	27	25			33	26
Percentage of average outstandings:
Net interest income	9.76	9.20	9.60	10.36	10.15			9.52	10.00
Provision for credit losses	4.63	6.09	9.14	10.30	11.65			6.68	10.84
Noninterest revenue	2.28	2.36	1.97	2.15	1.95			2.20	1.55
Risk adjusted margin (b)	7.42	5.47	2.43	2.21	0.45			5.04	0.71
Noninterest expense	4.09	3.94	3.65	3.39	3.06			3.89	3.04
Pretax income/(loss) (ROO) (c)	3.33	1.54	(1.22)	(1.18)	(2.61)			1.15	(2.32)
Net income/(loss)	2.08	0.94	(0.79)	(0.74)	(1.64)			0.70	(1.46)

BUSINESS METRICS
Sales volume (in billions)	$79.6	$78.1	$69.4	$78.8	$74.7	2	7	$227.1	$215.3	5
New accounts opened (in millions)	2.7	2.7	2.5	3.2	2.4	—	13	7.9	7.0	13
Open accounts (in millions)	89.0	88.9	88.9	93.3	93.6	—	(5)	89.0	93.6	(5)

Merchant acquiring business
Bank card volume (in billions)	$117.0	$117.1	$108.0	$110.4	$103.5	—	13	$342.1	$299.3	14
Total transactions (in billions)	5.2	5.0	4.7	4.9	4.5	4	16	14.9	13.1	14

(a)	Effective January 1, 2010, the Firm adopted new accounting guidance related to VIEs. For further details regarding the Firm’s application and impact of the new guidance, see footnote (a) on page 3.

(b)	Represents total net revenue less provision for credit losses.

(c)	Pretax return on average managed outstandings.

NA:	Not applicable.

JPMORGAN CHASE & CO. CARD SERVICES — MANAGED BASIS FINANCIAL HIGHLIGHTS, CONTINUED (in millions, except headcount and ratio data)

	QUARTERLY TRENDS							YEAR-TO-DATE
						3Q10 Change				2010 Change
	3Q10	2Q10	1Q10	4Q09	3Q09	2Q10	3Q09	2010	2009	2009
SELECTED BALANCE SHEET DATA (Period-end)
Loans:
Loans on balance sheets	$136,436	$142,994	$149,260	$78,786	$78,215	(5)%	74%	$136,436	$78,215	74%
Securitized loans (a)	NA	NA	NA	84,626	87,028	NM	NM	NA	87,028	NM

Total loans	136,436	142,994	149,260	163,412	165,243	(5)	(17)	136,436	165,243	(17)

Equity	15,000	15,000	15,000	15,000	15,000	—	—	15,000	15,000	—

SELECTED BALANCE SHEET DATA (Average)
Managed assets	141,029	146,816	156,968	184,535	192,141	(4)	(27)	148,212	195,517	(24)
Loans:
Loans on balance sheets	140,059	146,302	155,790	77,759	83,146	(4)	68	147,326	90,154	63
Securitized loans (a)	NA	NA	NA	85,452	86,017	NM	NM	NA	85,352	NM

Total average loans	140,059	146,302	155,790	163,211	169,163	(4)	(17)	147,326	175,506	(16)

Equity	15,000	15,000	15,000	15,000	15,000	—	—	15,000	15,000	—

Headcount	21,398	21,529	22,478	22,676	22,850	(1)	(6)	21,398	22,850	(6)

CREDIT QUALITY STATISTICS (a)
Net charge-offs	$3,133	$3,721	$4,512	$3,839	$4,392	(16)	(29)	$11,366	$12,238	(7)
Net charge-off rate (b)	8.87%	10.20%	11.75%	9.33%	10.30%			10.31%	9.32%

Delinquency rates
30+ day (b)	4.57%	4.96%	5.62%	6.28%	5.99%			4.57%	5.99%
90+ day (b)	2.41	2.76	3.15	3.59	2.76			2.41	2.76

Allowance for loan losses (c)	$13,029	$14,524	$16,032	$9,672	$9,297	(10)	40	$13,029	$9,297	40
Allowance for loan losses to period-end loans (c) (d)	9.55%	10.16%	10.74%	12.28%	11.89%			9.55%	11.89%

KEY STATS — WASHINGTON MUTUAL ONLY
Loans	$14,504	$15,615	$17,204	$19,653	$21,163	(7)	(31)	$14,504	$21,163	(31)
Average loans	15,126	16,455	18,607	20,377	22,287	(8)	(32)	16,716	24,742	(32)
Net interest income (e)	16.27%	14.97%	15.06%	17.12%	17.04%			15.40%	17.11%
Risk adjusted margin (e) (f)	12.90	15.43	2.47	(0.66)	(4.45)			9.91	(1.01)
Net charge-off rate (g)	15.58	19.53	24.14	20.49	21.94			20.02	18.32
30+ day delinquency rate (g)	8.29	8.86	10.49	12.72	12.44			8.29	12.44
90+ day delinquency rate (g)	4.54	5.17	6.32	7.76	6.21			4.54	6.21

KEY STATS — EXCLUDING WASHINGTON MUTUAL
Loans	$121,932	$127,379	$132,056	$143,759	$144,080	(4)	(15)	$121,932	$144,080	(15)
Average loans	124,933	129,847	137,183	142,834	146,876	(4)	(15)	130,610	150,764	(13)
Net interest income (e)	8.98%	8.47%	8.86%	9.40%	9.10%			8.77%	8.83%
Risk adjusted margin (e) (f)	6.76	4.21	2.43	2.62	1.19			4.41	0.99
Net charge-off rate	8.06	9.02	10.54	8.64	9.41			9.24	8.39
30+ day delinquency rate	4.13	4.48	4.99	5.52	5.38			4.13	5.38
90+ day delinquency rate	2.16	2.47	2.74	3.13	2.48			2.16	2.48

(a)	Effective January 1, 2010, the Firm adopted new accounting guidance related to VIEs. As a result of the consolidation of the credit card securitization trusts, reported and managed basis relating to credit card securitizations are equivalent for periods beginning after January 1, 2010. For further details regarding the Firm’s application and impact of the new guidance, see footnote (a) on page 3.

(b)	Results reflect the impact of purchase accounting adjustments related to the Washington Mutual transaction and the consolidation of the Washington Mutual Master Trust (“WMMT”) in the second quarter of 2009. The net charge-off rate for the quarters ended September 30, 2010 and June 30, 2010, and delinquency rates as of September 30, 2010, June 30, 2010 and March 31, 2010 were not affected.

(c)	Based on loans on the Consolidated Balance Sheets.

(d)	Includes $1.0 billion and $3.0 billion of loans at December 31, 2009 and September 30, 2009, respectively, held by the WMMT, which were consolidated onto the Card Services balance sheet at fair value during the second quarter of 2009. No allowance for loan losses was recorded for these loans as of December 31, 2009 and September 30, 2009. Excluding these loans, the allowance for loan losses to period-end loans would have been 12.43% and 12.36%, respectively.

(e)	As a percentage of average managed outstandings.

(f)	Represents total net revenue less provision for credit losses.

(g)	Excludes the impact of purchase accounting adjustments related to the Washington Mutual transaction and the consolidation of the WMMT in the second quarter of 2009.

NA:	Not applicable.

JPMORGAN CHASE & CO. CARD RECONCILIATION OF REPORTED AND MANAGED DATA (in millions, except ratio data)

	QUARTERLY TRENDS							YEAR-TO-DATE
						3Q10 Change				2010 Change
	3Q10	2Q10	1Q10	4Q09	3Q09	2Q10	3Q09	2010	2009	2009
INCOME STATEMENT DATA
Credit card income
Reported	$864	$908	$813	$1,306	$1,201	(5)%	(28)%	$2,585	$3,800	(32)%
Securitization adjustments (a)	NA	NA	NA	(375)	(285)	NM	NM	NA	(1,119)	NM

Managed credit card income	$864	$908	$813	$931	$916	(5)	(6)	$2,585	$2,681	(4)

Net interest income
Reported	$3,447	$3,356	$3,689	$2,271	$2,345	3	47	$10,492	$7,176	46
Securitization adjustments (a)	NA	NA	NA	1,992	1,983	NM	NM	NA	5,945	NM

Managed net interest income	$3,447	$3,356	$3,689	$4,263	$4,328	3	(20)	$10,492	$13,121	(20)

Total net revenue
Reported	$4,253	$4,217	$4,447	$3,531	$3,461	1	23	$12,917	$10,330	25
Securitization adjustments (a)	NA	NA	NA	1,617	1,698	NM	NM	NA	4,826	NM

Managed total net revenue	$4,253	$4,217	$4,447	$5,148	$5,159	1	(18)	$12,917	$15,156	(15)

Provision for credit losses
Reported	$1,633	$2,221	$3,512	$2,622	$3,269	(26)	(50)	$7,366	$9,397	(22)
Securitization adjustments (a)	NA	NA	NA	1,617	1,698	NM	NM	NA	4,826	NM

Managed provision for credit losses	$1,633	$2,221	$3,512	$4,239	$4,967	(26)	(67)	$7,366	$14,223	(48)

BALANCE SHEETS — AVERAGE BALANCES
Total average assets
Reported	$141,029	$146,816	$156,968	$102,748	$109,362	(4)	29	$148,212	$113,134	31
Securitization adjustments (a)	NA	NA	N/A	81,787	82,779	NM	NM	NA	82,383	NM

Managed average assets	$141,029	$146,816	$156,968	$184,535	$192,141	(4)	(27)	$148,212	$195,517	(24)

CREDIT QUALITY STATISTICS
Net charge-offs
Reported	$3,133	$3,721	$4,512	$2,222	$2,694	(16)	16	$11,366	$7,412	53
Securitization adjustments (a)	NA	NA	NA	1,617	1,698	NM	NM	NA	4,826	NM

Managed net charge-offs	$3,133	$3,721	$4,512	$3,839	$4,392	(16)	(29)	$11,366	$12,238	(7)

Net charge-off rates
Reported	8.87%	10.20%	11.75%	11.34%	12.85%			10.31%	10.99%
Securitized (a)	NA	NA	NA	7.51	7.83			NA	7.56
Managed net charge-off rate	8.87	10.20	11.75	9.33	10.30			10.31	9.32

(a)	Effective January 1, 2010, the Firm adopted new accounting guidance related to VIEs. As a result of the consolidation of the credit card securitization trusts, reported and managed basis relating to credit card securitizations are equivalent for periods beginning after January 1, 2010. For further details regarding the Firm’s application and impact of the new guidance, see footnote (a) on page 3.

NA:	Not applicable.

JPMORGAN CHASE & CO. COMMERCIAL BANKING FINANCIAL HIGHLIGHTS (in millions, except ratio data)

	QUARTERLY TRENDS							YEAR-TO-DATE
						3Q10 Change				2010 Change
	3Q10	2Q10	1Q10	4Q09	3Q09	2Q10	3Q09	2010	2009	2009
INCOME STATEMENT
REVENUE
Lending- and deposit-related fees	$269	$280	$277	$279	$269	(4)%	—%	$826	$802	3%
Asset management, administration and commissions	36	36	37	35	35	—	3	109	105	4
All other income (a)	242	230	186	149	170	5	42	658	447	47

Noninterest revenue	547	546	500	463	474	—	15	1,593	1,354	18
Net interest income	980	940	916	943	985	4	(1)	2,836	2,960	(4)

TOTAL NET REVENUE (b)	1,527	1,486	1,416	1,406	1,459	3	5	4,429	4,314	3

Provision for credit losses	166	(235)	214	494	355	NM	(53)	145	960	(85)

NONINTEREST EXPENSE
Compensation expense	210	196	206	183	196	7	7	612	593	3
Noncompensation expense	341	337	324	351	339	1	1	1,002	1,008	(1)
Amortization of intangibles	9	9	9	9	10	—	(10)	27	32	(16)

TOTAL NONINTEREST EXPENSE	560	542	539	543	545	3	3	1,641	1,633	—

Income before income tax expense	801	1,179	663	369	559	(32)	43	2,643	1,721	54
Income tax expense	330	486	273	145	218	(32)	51	1,089	674	62

NET INCOME	$471	$693	$390	$224	$341	(32)	38	$1,554	$1,047	48

Revenue by product:
Lending	$693	$649	$658	$639	$675	7	3	$2,000	$2,024	(1)
Treasury services	670	665	638	645	672	1	—	1,973	1,997	(1)
Investment banking	120	115	105	108	99	4	21	340	286	19
Other	44	57	15	14	13	(23)	238	116	7	NM

Total Commercial Banking revenue	$1,527	$1,486	$1,416	$1,406	$1,459	3	5	$4,429	$4,314	3

IB revenue, gross (c)	$344	$333	$311	$328	$301	3	14	$988	$835	18

Revenue by client segment:
Middle Market Banking	$766	$767	$746	$760	$771	—	(1)	$2,279	$2,295	(1)
Commercial Term Lending	256	237	229	191	232	8	10	722	684	6
Mid-Corporate Banking	304	285	263	277	278	7	9	852	825	3
Real Estate Banking	118	125	100	100	121	(6)	(2)	343	361	(5)
Other	83	72	78	78	57	15	46	233	149	56

Total Commercial Banking revenue	$1,527	$1,486	$1,416	$1,406	$1,459	3	5	$4,429	$4,314	3

FINANCIAL RATIOS
ROE	23%	35%	20%	11%	17%			26%	17%
Overhead ratio	37	36	38	39	37			37	38

(a)	Revenue from investment banking products sold to Commercial Banking (“CB”) clients and commercial card fee revenue is included in all other income.

(b)	Total net revenue included tax-equivalent adjustments from income tax credits related to equity investments in designated community development entities that provide loans to qualified businesses in low-income communities as well as tax-exempt income from municipal bond activity of $59 million, $49 million, $45 million, $53 million and $43 million for quarters ended September 30, 2010, June 30, 2010, March 31, 2010, December 31, 2009 and September 30, 2009, respectively, and $153 million and $117 million for year-to-date 2010 and 2009, respectively.

(c)	Represents the total revenue related to investment banking products sold to CB clients.

JPMORGAN CHASE & CO. COMMERCIAL BANKING FINANCIAL HIGHLIGHTS, CONTINUED (in millions, except ratio and headcount data)

	QUARTERLY TRENDS							YEAR-TO-DATE
						3Q10 Change				2010 Change
	3Q10	2Q10	1Q10	4Q09	3Q09	2Q10	3Q09	2010	2009	2009
SELECTED BALANCE SHEET DATA (Period-end)
Loans:
Loans retained	$97,738	$95,090	$95,435	$97,108	$101,608	3%	(4)%	$97,738	$101,608	(4)%
Loans held-for-sale and loans at fair value	399	446	294	324	288	(11)	39	399	288	39

Total loans	98,137	95,536	95,729	97,432	101,896	3	(4)	98,137	101,896	(4)
Equity	8,000	8,000	8,000	8,000	8,000	—	—	8,000	8,000	—

SELECTED BALANCE SHEET DATA (Average)
Total assets	$130,237	$133,309	$133,013	$129,948	$130,316	(2)	—	$132,176	$137,248	(4)
Loans:
Loans retained	96,657	95,521	96,317	99,794	103,752	1	(7)	96,166	108,654	(11)
Loans held-for-sale and loans at fair value	384	391	297	386	297	(2)	29	358	294	22

Total loans	97,041	95,912	96,614	100,180	104,049	1	(7)	96,524	108,948	(11)
Liability balances	137,853	136,770	133,142	122,471	109,293	1	26	135,939	110,012	24
Equity	8,000	8,000	8,000	8,000	8,000	—	—	8,000	8,000	—

Average loans by client segment:
Middle Market Banking	$35,299	$34,424	$33,919	$34,794	$36,200	3	(2)	$34,552	$38,357	(10)
Commercial Term Lending	37,509	35,956	36,057	36,507	36,943	4	2	36,513	36,907	(1)
Mid-Corporate Banking	11,807	11,875	12,258	13,510	14,933	(1)	(21)	11,978	16,774	(29)
Real Estate Banking	8,983	9,814	10,438	11,133	11,547	(8)	(22)	9,740	12,380	(21)
Other	3,443	3,843	3,942	4,236	4,426	(10)	(22)	3,741	4,530	(17)

Total Commercial Banking loans	$97,041	$95,912	$96,614	$100,180	$104,049	1	(7)	$96,524	$108,948	(11)

Headcount	4,805	4,808	4,701	4,151	4,177	—	15	4,805	4,177	15

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs	$218	$176	$229	$483	$291	24	(25)	$623	$606	3
Nonperforming loans:
Nonperforming loans retained (a)	2,898	3,036	2,947	2,764	2,284	(5)	27	2,898	2,284	27
Nonperforming loans held-for-sale and loans at fair value	48	41	49	37	18	17	167	48	18	167

Total nonperforming loans	2,946	3,077	2,996	2,801	2,302	(4)	28	2,946	2,302	28
Nonperforming assets	3,227	3,285	3,186	2,989	2,461	(2)	31	3,227	2,461	31
Allowance for credit losses:
Allowance for loan losses	2,661	2,686	3,007	3,025	3,063	(1)	(13)	2,661	3,063	(13)
Allowance for lending-related commitments	241	267	359	349	300	(10)	(20)	241	300	(20)

Total allowance for credit losses	2,902	2,953	3,366	3,374	3,363	(2)	(14)	2,902	3,363	(14)

Net charge-off rate	0.89%	0.74%	0.96%	1.92%	1.11%			0.87%	0.75%
Allowance for loan losses to period-end loans retained	2.72	2.82	3.15	3.12	3.01			2.72	3.01
Allowance for loan losses to average loans retained	2.75	2.81	3.12	3.03	2.95			2.77	2.82
Allowance for loan losses to nonperforming loans retained	92	88	102	109	134			92	134
Nonperforming loans to total period-end loans	3.00	3.22	3.13	2.87	2.26			3.00	2.26
Nonperforming loans to total average loans	3.04	3.21	3.10	2.80	2.21			3.05	2.11

(a)	Allowance for loan losses of $535 million, $586 million, $612 million, $581 million and $496 million were held against nonperforming loans retained at September 30, 2010, June 30, 2010, March 31, 2010, December 31, 2009 and September 30, 2009, respectively.

JPMORGAN CHASE & CO. TREASURY & SECURITIES SERVICES FINANCIAL HIGHLIGHTS (in millions, except headcount and ratio data)

	QUARTERLY TRENDS							YEAR-TO-DATE
						3Q10 Change				2010 Change
	3Q10	2Q10	1Q10	4Q09	3Q09	2Q10	3Q09	2010	2009	2009
INCOME STATEMENT
REVENUE
Lending- and deposit-related fees	$318	$313	$311	$330	$316	2%	1%	$942	$955	(1)%
Asset management, administration and commissions	644	705	659	675	620	(9)	4	2,008	1,956	3
All other income	210	209	176	212	201	—	4	595	619	(4)

Noninterest revenue	1,172	1,227	1,146	1,217	1,137	(4)	3	3,545	3,530	—
Net interest income	659	654	610	618	651	1	1	1,923	1,979	(3)

TOTAL NET REVENUE	1,831	1,881	1,756	1,835	1,788	(3)	2	5,468	5,509	(1)

Provision for credit losses	(2)	(16)	(39)	53	13	88	NM	(57)	2	NM
Credit reimbursement to IB (a)	(31)	(30)	(30)	(30)	(31)	(3)	—	(91)	(91)	—

NONINTEREST EXPENSE
Compensation expense	701	697	657	668	629	1	11	2,055	1,876	10
Noncompensation expense	693	684	650	704	633	1	9	2,027	1,954	4
Amortization of intangibles	16	18	18	19	18	(11)	(11)	52	57	(9)

TOTAL NONINTEREST EXPENSE	1,410	1,399	1,325	1,391	1,280	1	10	4,134	3,887	6

Income before income tax expense	392	468	440	361	464	(16)	(16)	1,300	1,529	(15)
Income tax expense	141	176	161	124	162	(20)	(13)	478	540	(11)

NET INCOME	$251	$292	$279	$237	$302	(14)	(17)	$822	$989	(17)

REVENUE BY BUSINESS
Treasury Services	$937	$926	$882	$918	$919	1	2	$2,745	$2,784	(1)
Worldwide Securities Services	894	955	874	917	869	(6)	3	2,723	2,725	—

TOTAL NET REVENUE	$1,831	$1,881	$1,756	$1,835	$1,788	(3)	2	$5,468	$5,509	(1)

FINANCIAL RATIOS
ROE	15%	18%	17%	19%	24%			17%	26%
Overhead ratio	77	74	75	76	72			76	71
Pretax margin ratio	21	25	25	20	26			24	28

SELECTED BALANCE SHEET DATA (Period-end)
Loans (b)	$26,899	$24,513	$24,066	$18,972	$19,693	10	37	$26,899	$19,693	37
Equity	6,500	6,500	6,500	5,000	5,000	—	30	6,500	5,000	30

SELECTED BALANCE SHEET DATA (Average)
Total assets	$42,445	$42,868	$38,273	$36,589	$33,117	(1)	28	$41,211	$35,753	15
Loans (b)	24,337	22,137	19,578	18,888	17,062	10	43	22,035	18,231	21
Liability balances	242,517	246,690	247,905	250,695	231,502	(2)	5	245,684	247,219	(1)
Equity	6,500	6,500	6,500	5,000	5,000	—	30	6,500	5,000	30

Headcount	28,544	27,943	27,223	26,609	26,389	2	8	28,544	26,389	8

(a)	IB credit portfolio group manages certain exposures on behalf of clients shared with TSS. TSS reimburses IB for a portion of the total cost of managing the credit portfolio. IB recognizes this credit reimbursement as a component of noninterest revenue.

(b)	Loan balances include wholesale overdrafts, commercial card and trade finance loans.

JPMORGAN CHASE & CO. TREASURY & SECURITIES SERVICES FINANCIAL HIGHLIGHTS, CONTINUED (in millions, except ratio data and where otherwise noted)
     TSS firmwide metrics include revenue recorded in the CB, Retail Banking and Asset Management (“AM”) lines of business and excludes FX revenue recorded in the IB for TSS-related FX activity. In order to capture the firmwide impact of Treasury Services (“TS”) and TSS products and revenue, management reviews firmwide metrics such as liability balances, revenue and overhead ratios in assessing financial performance for TSS. Firmwide metrics are necessary in order to understand the aggregate TSS business.

	QUARTERLY TRENDS							YEAR-TO-DATE
						3Q10 Change				2010 Change
	3Q10	2Q10	1Q10	4Q09	3Q09	2Q10	3Q09	2010	2009	2009
TSS FIRMWIDE DISCLOSURES
TS revenue — reported	$937	$926	$882	$918	$919	1%	2%	$2,745	$2,784	(1)%
TS revenue reported in CB	670	665	638	645	672	1	—	1,973	1,997	(1)
TS revenue reported in other lines of business	64	62	56	57	63	3	2	182	188	(3)

TS firmwide revenue (a)	1,671	1,653	1,576	1,620	1,654	1	1	4,900	4,969	(1)
Worldwide Securities Services revenue	894	955	874	917	869	(6)	3	2,723	2,725	—

TSS firmwide revenue (a)	$2,565	$2,608	$2,450	$2,537	$2,523	(2)	2	$7,623	$7,694	(1)

TS firmwide liability balances (average) (b)	$302,921	$303,224	$305,105	$289,024	$261,059	—	16	$303,742	$269,568	13
TSS firmwide liability balances (average) (b)	380,370	383,460	381,047	373,166	340,795	(1)	12	381,623	357,231	7

TSS FIRMWIDE FINANCIAL RATIOS
TS firmwide overhead ratio (c)	55%	54%	55%	54%	52%			55%	52%
TSS firmwide overhead ratio (c)	65	64	65	66	62			65	61

FIRMWIDE BUSINESS METRICS
Assets under custody (in billions)	$15,863	$14,857	$15,283	$14,885	$14,887	7	7	$15,863	$14,887	7

Number of:
US$ ACH transactions originated (in millions)	978	970	949	975	965	1	1	2,897	2,921	(1)
Total US$ clearing volume (in thousands)	30,779	30,531	28,669	29,493	28,604	1	8	89,979	83,983	7
International electronic funds transfer volume (in thousands) (d)	57,333	58,484	55,754	53,354	48,533	(2)	18	171,571	139,994	23
Wholesale check volume (in millions)	531	526	478	514	530	1	—	1,535	1,670	(8)
Wholesale cards issued (in thousands) (e)	28,404	28,066	27,352	27,138	26,977	1	5	28,404	26,977	5

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs	$1	$—	$—	$—	$—	NM	NM	$1	$19	(95)
Nonperforming loans	14	14	14	14	14	—	—	14	14	—
Allowance for credit losses:
Allowance for loan losses	54	48	57	88	15	13	260	54	15	260
Allowance for lending-related commitments	52	68	76	84	104	(24)	(50)	52	104	(50)

Total allowance for credit losses	106	116	133	172	119	(9)	(11)	106	119	(11)

Net charge-offs rate	0.02%	—%	—%	—%	—%			0.01%	0.14%
Allowance for loan losses to period-end loans	0.20	0.20	0.24	0.46	0.08			0.20	0.08
Allowance for loan losses to average loans	0.22	0.22	0.29	0.47	0.09			0.25	0.08
Allowance for loan losses to nonperforming loans	386	343	407	NM	107			386	107
Nonperforming loans to period-end loans	0.05	0.06	0.06	0.07	0.07			0.05	0.07
Nonperforming loans to average loans	0.06	0.06	0.07	0.07	0.08			0.06	0.08

(a)	TSS firmwide revenue includes foreign exchange (“FX”) revenue recorded in TSS and FX revenue associated with TSS customers who are FX customers of IB. However, some of the FX revenue associated with TSS customers who are FX customers of IB is not included in TS and TSS firmwide revenue. The total FX revenue generated was $143 million, $175 million, $137 million, $162 million and $154 million for the quarters ended September 30, 2010, June 30, 2010, March 31, 2010, December 31, 2009 and September 30, 2009, respectively, and $455 million and $499 million for year-to-date 2010 and 2009, respectively.

(b)	Firmwide liability balances include liability balances recorded in CB.

(c)	Overhead ratios have been calculated based on firmwide revenue and TSS and TS expense, respectively, including those allocated to certain other lines of business. FX revenue and expense recorded in IB for TSS-related FX activity are not included in this ratio.

(d)	International electronic funds transfer includes non-U.S. dollar Automated Clearing House (“ACH”) and clearing volume.

(e)	Wholesale cards issued and outstanding include U.S. domestic commercial, stored value, prepaid and government electronic benefit card products.

JPMORGAN CHASE & CO. ASSET MANAGEMENT FINANCIAL HIGHLIGHTS (in millions, except ratio, ranking and headcount data)

	QUARTERLY TRENDS							YEAR-TO-DATE
						3Q10 Change				2010 Change
	3Q10	2Q10	1Q10	4Q09	3Q09	2Q10	3Q09	2010	2009	2009
INCOME STATEMENT
REVENUE
Asset management, administration and commissions	$1,498	$1,522	$1,508	$1,632	$1,443	(2)%	4%	$4,528	$3,989	14%
All other income	282	177	266	191	238	59	18	725	560	29

Noninterest revenue	1,780	1,699	1,774	1,823	1,681	5	6	5,253	4,549	15
Net interest income	392	369	357	372	404	6	(3)	1,118	1,221	(8)

TOTAL NET REVENUE	2,172	2,068	2,131	2,195	2,085	5	4	6,371	5,770	10

Provision for credit losses	23	5	35	58	38	360	(39)	63	130	(52)

NONINTEREST EXPENSE
Compensation expense	914	861	910	907	858	6	7	2,685	2,468	9
Noncompensation expense	557	527	514	543	474	6	18	1,598	1,478	8
Amortization of intangibles	17	17	18	20	19	—	(11)	52	57	(9)

TOTAL NONINTEREST EXPENSE	1,488	1,405	1,442	1,470	1,351	6	10	4,335	4,003	8

Income before income tax expense	661	658	654	667	696	—	(5)	1,973	1,637	21
Income tax expense	241	267	262	243	266	(10)	(9)	770	631	22

NET INCOME	$420	$391	$392	$424	$430	7	(2)	$1,203	$1,006	20

REVENUE BY CLIENT SEGMENT
Private Banking (a)	$1,181	$1,153	$1,150	$1,166	$1,080	2	9	$3,484	$3,154	10
Institutional	506	455	544	584	534	11	(5)	1,505	1,481	2
Retail	485	460	437	445	471	5	3	1,382	1,135	22

TOTAL NET REVENUE	$2,172	$2,068	$2,131	$2,195	$2,085	5	4	$6,371	$5,770	10

FINANCIAL RATIOS
ROE	26%	24%	24%	24%	24%			25%	19%
Overhead ratio	69	68	68	67	65			68	69
Pretax margin ratio	30	32	31	30	33			31	28

SELECTED BALANCE SHEET DATA (Period-end)
Loans	$41,408	$38,744	$37,088	$37,755	$35,925	7	15	$41,408	$35,925	15
Equity	6,500	6,500	6,500	7,000	7,000	—	(7)	6,500	7,000	(7)

SELECTED BALANCE SHEET DATA (Average)
Total assets	$64,911	$63,426	$62,525	$63,036	$60,345	2	8	$63,629	$59,309	7
Loans	39,417	37,407	36,602	36,137	34,822	5	13	37,819	34,567	9
Deposits	87,841	86,453	80,662	77,352	73,649	2	19	85,012	76,888	11
Equity	6,500	6,500	6,500	7,000	7,000	—	(7)	6,500	7,000	(7)

Headcount	16,510	16,019	15,321	15,136	14,919	3	11	16,510	14,919	11

(a)	Private Banking is a combination of the previously disclosed client segments: Private Bank, Private Wealth Management and JPMorgan Securities.

JPMORGAN CHASE & CO. ASSET MANAGEMENT FINANCIAL HIGHLIGHTS, CONTINUED (in millions, except ratio, ranking and headcount data)

	QUARTERLY TRENDS							YEAR-TO-DATE
						3Q10 Change				2010 Change
	3Q10	2Q10	1Q10	4Q09	3Q09	2Q10	3Q09	2010	2009	2009
BUSINESS METRICS
Number of:
Client advisors	2,209	2,055	1,987	1,934	1,891	7%	17%	2,209	1,891	17%
Retirement planning services participants (in thousands)	1,665	1,653	1,651	1,628	1,620	1	3	1,665	1,620	3
JPMorgan Securities brokers (a)	419	402	390	376	365	4	15	419	365	15
% of customer assets in 4 & 5 Star Funds (b)	42%	43%	43%	42%	39%	(2)	8	42%	39%	8
% of AUM in 1st and 2nd quartiles: (c)
1 year	67%	58%	55%	57%	60%	16	12	67%	60%	12
3 years	65%	67%	67%	62%	70%	(3)	(7)	65%	70%	(7)
5 years	74%	78%	77%	74%	74%	(5)	—	74%	74%	—

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs	$13	$27	$28	$35	$17	(52)	(24)	$68	$82	(17)
Nonperforming loans	294	309	475	580	409	(5)	(28)	294	409	(28)
Allowance for credit losses:
Allowance for loan losses	257	250	261	269	251	3	2	257	251	2
Allowance for lending-related commitments	3	3	13	9	5	—	(40)	3	5	(40)

Total allowance for credit losses	260	253	274	278	256	3	2	260	256	2
Net charge-off rate	0.13%	0.29%	0.31%	0.38%	0.19%			0.24%	0.32%
Allowance for loan losses to period-end loans	0.62	0.65	0.70	0.71	0.70			0.62	0.70
Allowance for loan losses to average loans	0.65	0.67	0.71	0.74	0.72			0.68	0.73
Allowance for loan losses to nonperforming loans	87	81	55	46	61			87	61
Nonperforming loans to period-end loans	0.71	0.80	1.28	1.54	1.14			0.71	1.14
Nonperforming loans to average loans	0.75	0.83	1.30	1.61	1.17			0.78	1.18

(a)	JPMorgan Securities was formerly known as Bear Stearns Private Client Services prior to January 1, 2010.

(b)	Derived from Morningstar for the U.S., the U.K., Luxembourg, France, Hong Kong and Taiwan; and Nomura for Japan.

(c)	Quartile ranking sourced from Lipper for the U.S. and Taiwan; Morningstar for the U.K., Luxembourg, France and Hong Kong; and Nomura for Japan.

JPMORGAN CHASE & CO. ASSET MANAGEMENT FINANCIAL HIGHLIGHTS, CONTINUED (in billions)

						September 30, 2010
						Change
	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30	Jun 30	Sep 30
	2010	2010	2010	2009	2009	2010	2009
ASSETS UNDER SUPERVISION (a)
Assets by asset class
Liquidity	$521	$489	$521	$591	$634	7%	(18)%
Fixed income	277	259	246	226	215	7	29
Equities and multi-asset	362	322	355	339	316	12	15
Alternatives	97	91	97	93	94	7	3

TOTAL ASSETS UNDER MANAGEMENT	1,257	1,161	1,219	1,249	1,259	8	—
Custody / brokerage / administration / deposits	513	479	488	452	411	7	25

TOTAL ASSETS UNDER SUPERVISION	$1,770	$1,640	$1,707	$1,701	$1,670	8	6

Assets by client segment
Private Banking (b)	$276	$258	$268	$270	$266	7	4
Institutional	677	634	669	709	737	7	(8)
Retail	304	269	282	270	256	13	19

TOTAL ASSETS UNDER MANAGEMENT	$1,257	$1,161	$1,219	$1,249	$1,259	8	—

Private Banking (b)	$698	$653	$666	$636	$594	7	18
Institutional	678	636	670	710	737	7	(8)
Retail	394	351	371	355	339	12	16

TOTAL ASSETS UNDER SUPERVISION	$1,770	$1,640	$1,707	$1,701	$1,670	8	6

Assets by geographic region
U.S. / Canada	$852	$791	$815	$837	$862	8	(1)
International	405	370	404	412	397	9	2

TOTAL ASSETS UNDER MANAGEMENT	$1,257	$1,161	$1,219	$1,249	$1,259	8	—

U.S. / Canada	$1,237	$1,151	$1,189	$1,182	$1,179	7	5
International	533	489	518	519	491	9	9

TOTAL ASSETS UNDER SUPERVISION	$1,770	$1,640	$1,707	$1,701	$1,670	8	6

Mutual fund assets by asset class
Liquidity	$466	$440	$470	$539	$576	6	(19)
Fixed income	88	79	76	67	57	11	54
Equities and multi-asset	151	133	150	143	133	14	14
Alternatives	7	8	9	9	10	(13)	(30)

TOTAL MUTUAL FUND ASSETS	$712	$660	$705	$758	$776	8	(8)

(a)	Excludes assets under management of American Century Companies, Inc. in which the Firm has a 41% ownership in the third quarter of 2010 and 42% in all prior periods presented.

(b)	Private Banking is a combination of the previously disclosed client segments: Private Bank, Private Wealth Management and JPMorgan Securities.

JPMORGAN CHASE & CO. ASSET MANAGEMENT FINANCIAL HIGHLIGHTS, CONTINUED (in billions)

	QUARTERLY TRENDS					YEAR-TO-DATE
	3Q10	2Q10	1Q10	4Q09	3Q09	2010	2009
ASSETS UNDER SUPERVISION (continued)
Assets under management rollforward
Beginning balance	$1,161	$1,219	$1,249	$1,259	$1,171	$1,249	$1,133
Net asset flows:
Liquidity	27	(29)	(62)	(44)	9	(64)	21
Fixed income	12	12	16	12	13	40	22
Equities, multi-asset and alternatives	(1)	1	6	8	12	6	9
Market/performance/other impacts	58	(42)	10	14	54	26	74

TOTAL ASSETS UNDER MANAGEMENT	$1,257	$1,161	$1,219	$1,249	$1,259	$1,257	$1,259

Assets under supervision rollforward
Beginning balance	$1,640	$1,707	$1,701	$1,670	$1,543	$1,701	$1,496
Net asset flows	41	(4)	(10)	(11)	45	27	61
Market/performance/other impacts	89	(63)	16	42	82	42	113

TOTAL ASSETS UNDER SUPERVISION	$1,770	$1,640	$1,707	$1,701	$1,670	$1,770	$1,670

JPMORGAN CHASE & CO. CORPORATE/PRIVATE EQUITY FINANCIAL HIGHLIGHTS (in millions, except headcount data)

	QUARTERLY TRENDS							YEAR-TO-DATE
						3Q10 Change				2010 Change
	3Q10	2Q10	1Q10	4Q09	3Q09	2Q10	3Q09	2010	2009	2009
INCOME STATEMENT
REVENUE
Principal transactions	$1,143	$(69)	$547	$715	$1,109	NM %	3%	$1,621	$859	89%
Securities gains	99	990	610	378	181	(90)	(45)	1,699	761	123
All other income	(29)	182	124	13	273	NM	NM	277	45	NM

Noninterest revenue	1,213	1,103	1,281	1,106	1,563	10	(22)	3,597	1,665	116
Net interest income	371	747	1,076	978	1,031	(50)	(64)	2,194	2,885	(24)

TOTAL NET REVENUE (a)	1,584	1,850	2,357	2,084	2,594	(14)	(39)	5,791	4,550	27

Provision for credit losses	(3)	(2)	17	9	62	(50)	NM	12	71	(83)

NONINTEREST EXPENSE
Compensation expense	574	770	475	747	768	(25)	(25)	1,819	2,064	(12)
Noncompensation expense (b)	1,927	1,468	3,041	1,058	875	31	120	6,436	2,539	153
Merger costs	—	—	—	30	103	—	NM	—	451	NM

Subtotal	2,501	2,238	3,516	1,835	1,746	12	43	8,255	5,054	63
Net expense allocated to other businesses	(1,227)	(1,192)	(1,180)	(1,219)	(1,243)	(3)	1	(3,599)	(3,775)	5

TOTAL NONINTEREST EXPENSE	1,274	1,046	2,336	616	503	22	153	4,656	1,279	264

Income before income tax expense/(benefit) and extraordinary gain	313	806	4	1,459	2,029	(61)	(85)	1,123	3,200	(65)

Income tax expense/(benefit) (c)	(35)	153	(224)	262	818	NM	NM	(106)	1,443	NM

Income before extraordinary gain	348	653	228	1,197	1,211	(47)	(71)	1,229	1,757	(30)
Extraordinary gain (d)	—	—	—	—	76	—	NM	—	76	NM

NET INCOME	$348	$653	$228	$1,197	$1,287	(47)	(73)	$1,229	$1,833	(33)

MEMO:
TOTAL NET REVENUE
Private equity	$721	$48	$115	$296	$172	NM	319	$884	$(278)	NM
Corporate	863	1,802	2,242	1,788	2,422	(52)	(64)	4,907	4,828	2

TOTAL NET REVENUE	$1,584	$1,850	$2,357	$2,084	$2,594	(14)	(39)	$5,791	$4,550	27

NET INCOME/(LOSS)
Private equity	$344	$11	$55	$141	$88	NM	291	$410	$(219)	NM
Corporate (e)	4	642	173	1,056	1,199	(99)	(100)	819	2,052	(60)

TOTAL NET INCOME/(LOSS)	$348	$653	$228	$1,197	$1,287	(47)	(73)	$1,229	$1,833	(33)

Headcount	19,756	19,482	19,307	20,119	20,747	1	(5)	19,756	20,747	(5)

(a)	Total net revenue included tax-equivalent adjustments, predominantly due to tax-exempt income from municipal bond investments of $58 million, $57 million, $48 million, $41 million and $40 million for the quarters ended September 30, 2010, June 30, 2010, March 31, 2010, December 31, 2009 and September 30, 2009, respectively, and $163 million and $110 million for year-to-date 2010 and 2009, respectively.

(b)	Includes litigation expense of $1.3 billion, $0.7 billion and $2.3 billion for the quarters ending September 30, 2010, June 30, 2010 and March 31, 2010, respectively, and $4.3 billion and a net benefit of $0.3 billion for year-to-date 2010 and 2009, respectively.

(c)	Income tax expense in the third quarter of 2010, the first quarter of 2010 and fourth quarter of 2009 includes tax benefits recognized upon the resolution of tax audits.

(d)	On September 25, 2008, JPMorgan Chase acquired the banking operations of Washington Mutual Bank. The acquisition resulted in negative goodwill, and accordingly, the Firm recognized an extraordinary gain. A preliminary gain of $1.9 billion was recognized at December 31, 2008. The final total extraordinary gain that resulted from the Washington Mutual transaction was $2.0 billion.

(e)	The 2009 periods included merger costs and the extraordinary gain related to the Washington Mutual transaction, as well as items related to the Bear Stearns merger, including merger costs, asset management liquidation costs and JPMorgan Securities broker retention expense.

JPMORGAN CHASE & CO. CORPORATE/PRIVATE EQUITY FINANCIAL HIGHLIGHTS, CONTINUED (in millions)

	QUARTERLY TRENDS							YEAR-TO-DATE
						3Q10 Change				2010 Change
	3Q10	2Q10	1Q10	4Q09	3Q09	2Q10	3Q09	2010	2009	2009
SUPPLEMENTAL INFORMATION

TREASURY and CHIEF INVESTMENT OFFICE (“CIO”)
Securities gains (a)	$99	$989	$610	$378	$181	(90)%	(45)%	$1,698	$769	121%
Investment securities portfolio (average)	321,428	320,578	330,584	353,224	339,745	—	(5)	324,163	314,202	3
Investment securities portfolio (ending)	334,140	305,288	337,442	340,163	351,823	9	(5)	334,140	351,823	(5)
Mortgage loans (average)	9,174	8,539	8,162	7,794	7,469	7	23	8,629	7,303	18
Mortgage loans (ending)	9,550	8,900	8,368	8,023	7,665	7	25	9,550	7,665	25

PRIVATE EQUITY
Private equity gains/(losses)
Direct investments
Realized gains	$179	$78	$113	$12	$57	129	214	$370	$97	281
Unrealized gains/(losses) (b)	561	(7)	(75)	224	88	NM	NM	479	(305)	NM

Total direct investments	740	71	38	236	145	NM	410	849	(208)	NM
Third-party fund investments	10	4	98	37	10	150	—	112	(119)	NM

Total private equity gains/(losses) (c)	$750	$75	$136	$273	$155	NM	384	$961	$(327)	NM

Private equity portfolio information
Direct investments
Publicly-held securities
Carrying value	$1,152	$873	$890	$762	$674	32	71
Cost	985	901	793	743	751	9	31
Quoted public value	1,249	974	982	791	720	28	73
Privately-held direct securities
Carrying value	6,388	5,464	4,782	5,104	4,722	17	35
Cost	6,646	6,507	5,795	5,959	5,823	2	14
Third-party fund investments (d)
Carrying value	1,814	1,782	1,603	1,459	1,440	2	26
Cost	2,356	2,315	2,134	2,079	2,068	2	14

Total private equity portfolio — Carrying value	$9,354	$8,119	$7,275	$7,325	$6,836	15	37

Total private equity portfolio — Cost	$9,987	$9,723	$8,722	$8,781	$8,642	3	16

(a)	Reflects repositioning of the Corporate investment securities portfolio.

(b)	Unrealized gains/(losses) contain reversals of unrealized gains and losses that were recognized in prior periods and have now been realized.

(c)	Included in principal transactions revenue in the Consolidated Statements of Income.

(d)	Unfunded commitments to third-party private equity funds were $1.1 billion, $1.2 billion, $1.4 billion, $1.5 billion and $1.4 billion at September 30, 2010, June 30, 2010, March 31, 2010, December 31, 2009 and September 30, 2009, respectively.

JPMORGAN CHASE & CO. CREDIT-RELATED INFORMATION (in millions)

						September 30, 2010
						Change
	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30	Jun 30	Sep 30
	2010	2010	2010	2009	2009	2010	2009
CREDIT EXPOSURE
WHOLESALE (a)
Loans retained (b)	$217,582	$212,987	$210,211	$200,077	$213,718	2%	2%
Loans held-for-sale and loans at fair value	3,015	3,839	4,079	4,098	5,235	(21)	(42)

TOTAL WHOLESALE LOANS — REPORTED	220,597	216,826	214,290	204,175	218,953	2	1
CONSUMER (c)
Home loan portfolio — excluding purchased credit-impaired loans:
Home equity	91,728	94,761	97,642	101,425	104,795	(3)	(12)
Prime mortgage (b)	65,790	66,429	68,210	66,892	67,597	(1)	(3)
Subprime mortgage (b)	12,009	12,597	13,219	12,526	13,270	(5)	(10)
Option ARMs (b)	8,415	8,594	8,644	8,536	8,852	(2)	(5)

Total home loan portfolio — excluding purchased credit-impaired loans	177,942	182,381	187,715	189,379	194,514	(2)	(9)
Home loan portfolio — purchased credit-impaired loans: (d)
Home equity	24,982	25,471	26,012	26,520	27,088	(2)	(8)
Prime mortgage	17,904	18,512	19,203	19,693	20,229	(3)	(11)
Subprime mortgage	5,496	5,662	5,848	5,993	6,135	(3)	(10)
Option ARMs	26,370	27,256	28,260	29,039	29,750	(3)	(11)

Total home loan portfolio — purchased credit-impaired loans	74,752	76,901	79,323	81,245	83,202	(3)	(10)
Other consumer:
Auto (b)	48,186	47,548	47,381	46,031	44,309	1	9
Credit card — reported:
Loans excluding those held by the WaMu Master Trust (b)	136,436	142,994	149,260	77,784	75,207	(5)	81
Loans held by the WaMu Master Trust (e)	—	—	—	1,002	3,008	—	NM

Total credit card — reported	136,436	142,994	149,260	78,786	78,215	(5)	74
Other loans (b)	32,151	32,399	32,951	31,700	32,405	(1)	(1)

Loans retained	469,467	482,223	496,630	427,141	432,645	(3)	9
Loans held-for-sale (f)	467	434	2,879	2,142	1,546	8	(70)

TOTAL CONSUMER LOANS — REPORTED	469,934	482,657	499,509	429,283	434,191	(3)	8

TOTAL LOANS — REPORTED	690,531	699,483	713,799	633,458	653,144	(1)	6
Credit card — securitized (b)	NA	NA	NA	84,626	87,028	NM	NM

TOTAL MANAGED LOANS (b)	690,531	699,483	713,799	718,084	740,172	(1)	(7)
Derivative receivables	97,293	80,215	79,416	80,210	94,065	21	3
Receivables from customers (g)	25,274	22,966	16,314	15,745	13,148	10	92
Interests in purchased receivables (b)	751	1,836	2,579	2,927	2,329	(59)	(68)

TOTAL CREDIT-RELATED ASSETS	813,849	804,500	812,108	816,966	849,714	1	(4)
Wholesale lending-related commitments (b)	338,612	324,552	326,921	347,155	343,135	4	(1)

TOTAL	$1,152,461	$1,129,052	$1,139,029	$1,164,121	$1,192,849	2	(3)

Memo: Total by category
Total wholesale exposure (h)	$682,527	$646,395	$639,520	$650,212	$671,630	6	2
Total consumer loans (i)	469,934	482,657	499,509	513,909	521,219	(3)	(10)

Total	$1,152,461	$1,129,052	$1,139,029	$1,164,121	$1,192,849	2	(3)

(a)	Includes IB, CB, TSS and AM.

(b)	Effective January 1, 2010, the Firm adopted new accounting guidance related to VIEs. As a result of the consolidation of the credit card securitization trusts, reported and managed basis relating to credit card securitizations are equivalent for periods beginning after January 1, 2010. For further details regarding the Firm’s application and impact of the new guidance, see footnote (a) on page 3.

(c)	Includes RFS, CS and residential mortgage loans reported in the Corporate/Private Equity segment to be risk managed by the CIO.

(d)	Purchased credit-impaired loans represent loans acquired in the Washington Mutual transaction for which a deterioration in credit quality occurred between the origination date and JPMorgan Chase’s acquisition date. These loans were initially recorded at fair value and accrete interest income over the estimated lives of the loans as long as cash flows are reasonably estimable, even if the underlying loans are contractually past due.

(e)	Represents the remaining balance of loans measured at fair value within the WMMT that were consolidated onto the Firm’s balance sheet during the second quarter of 2009. No allowance for loan losses was recorded for these loans as of December 31, 2009 and September 30, 2009.

(f)	Included loans for prime mortgage of $428 million, $185 million, $558 million, $450 million and $187 million at September 30, 2010, June 30, 2010, March 31, 2010, December 31, 2009 and September 30, 2009, respectively, and other (largely student loans) of $39 million, $249 million, $2.3 billion, $1.7 billion and $1.4 billion at September 30, 2010, June 30, 2010, March 31, 2010, December 31, 2009 and September 30, 2009, respectively.

(g)	Represents margin loans to prime and retail brokerage customers, which are included in accrued interest and accounts receivable on the Consolidated Balance Sheets.

(h)	Primarily represents total wholesale loans, derivative receivables, wholesale lending-related commitments and receivables from customers.

(i)	Represents total consumer loans and excludes consumer lending-related commitments.

NA: Not applicable.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION, CONTINUED
(in millions, except ratio data)

						September 30, 2010
						Change
	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30	Jun 30	Sep 30
	2010	2010	2010	2009	2009	2010	2009
NONPERFORMING ASSETS AND RATIOS
WHOLESALE LOANS
Loans retained	$5,231	$5,285	$5,895	$6,559	$7,494	(1)%	(30)%
Loans held-for-sale and loans at fair value	409	375	331	345	146	9	180

TOTAL WHOLESALE LOANS	5,640	5,660	6,226	6,904	7,640	—	(26)

CONSUMER LOANS
Home loan portfolio:
Home equity	1,251	1,211	1,427	1,665	1,598	3	(22)
Prime mortgage	4,420	4,653	4,579	4,355	4,007	(5)	10
Subprime mortgage	2,649	3,115	3,331	3,248	3,233	(15)	(18)
Option ARMs	437	409	348	312	244	7	79

Total home loan portfolio	8,757	9,388	9,685	9,580	9,082	(7)	(4)
Auto loans	145	155	174	177	179	(6)	(19)
Credit card — reported	2	3	3	3	3	(33)	(33)
Other loans	959	973	962	900	863	(1)	11

TOTAL CONSUMER LOANS (a)(b)	9,863	10,519	10,824	10,660	10,127	(6)	(3)

TOTAL NONPERFORMING LOANS REPORTED (c)	15,503	16,179	17,050	17,564	17,767	(4)	(13)

Derivative receivables	255	315	363	529	624	(19)	(59)
Assets acquired in loan satisfactions	1,898	1,662	1,606	1,648	1,971	14	(4)

TOTAL NONPERFORMING ASSETS (a)	$17,656	$18,156	$19,019	$19,741	$20,362	(3)	(13)

TOTAL NONPERFORMING LOANS TO TOTAL LOANS REPORTED	2.25%	2.31%	2.39%	2.77%	2.72%

NONPERFORMING ASSETS BY LOB
Investment Bank	$2,789	$2,726	$3,289	$4,236	$5,782	2	(52)
Retail Financial Services (b)	11,255	11,731	11,974	11,864	11,641	(4)	(3)
Card Services	2	3	3	3	3	(33)	(33)
Commercial Banking	3,227	3,285	3,186	2,989	2,461	(2)	31
Treasury & Securities Services	14	14	14	14	14	—	—
Asset Management	299	337	498	582	422	(11)	(29)
Corporate/Private Equity (d)	70	60	55	53	39	17	79

TOTAL	$17,656	$18,156	$19,019	$19,741	$20,362	(3)	(13)

(a)	Nonperforming assets exclude: (1) mortgage loans insured by U.S. government agencies of $10.2 billion, $10.1 billion, $10.5 billion, $9.0 billion and $7.0 billion at September 30, 2010, June 30, 2010, March 31, 2010, December 31, 2009 and September 30, 2009, respectively, that are 90 days past due and accruing at the guaranteed reimbursement rate; (2) real estate owned insured by U.S. government agencies of $1.7 billion, $1.4 billion, $707 million, $579 million and $579 million at September 30, 2010, June 30, 2010, March 31, 2010, December 31, 2009 and September 30, 2009, respectively; and (3) student loans that are 90 days past due and still accruing, which are insured by U.S. government agencies under the FFELP, of $572 million, $447 million, $581 million, $542 million and $511 million at September 30, 2010, June 30, 2010, March 31, 2010, December 31, 2009 and September 30, 2009, respectively. These amounts are excluded as reimbursement of insured amounts is proceeding normally. In addition, the Firm’s policy is generally to exempt credit card loans from being placed on nonaccrual status as permitted by regulatory guidance. Under guidance issued by the Federal Financial Institutions Examination Council, credit card loans are charged off by the end of the month in which the account becomes 180 days past due or within 60 days from receiving notification about a specified event (e.g., bankruptcy of the borrower), whichever is earlier.

(b)	Excludes home lending purchased credit-impaired loans that were acquired as part of the Washington Mutual transaction. These loans are accounted for on a pool basis, and the pools are considered to be performing. Also excludes loans held-for-sale and loans at fair value.

(c)	Effective January 1, 2010, the Firm adopted new accounting guidance related to VIEs. For further details regarding the Firm’s application and impact of the new guidance, see footnote (a) on page 3.

(d)	Predominantly relates to held-for-investment prime mortgage loans.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION, CONTINUED
(in millions, except ratio data)

	QUARTERLY TRENDS							YEAR-TO-DATE
						3Q10 Change				2010 Change
	3Q10	2Q10	1Q10	4Q09	3Q09	2Q10	3Q09	2010	2009	2009
GROSS CHARGE-OFFS (a)
Wholesale loans	$297	$264	$1,014	$1,230	$1,093	13%	(73)%	$1,575	$1,996	(21)%
Consumer loans, excluding credit card	1,677	1,874	2,555	2,825	2,634	(11)	(36)	6,106	7,596	(20)
Credit card loans — reported	3,485	4,063	4,882	2,405	2,894	(14)	20	12,430	7,966	56

Total loans — reported	5,459	6,201	8,451	6,460	6,621	(12)	(18)	20,111	17,558	15
Credit card loans — securitized	NA	NA	NA	1,733	1,810	NM	NM	NA	5,165	NM

Total loans — managed	5,459	6,201	8,451	8,193	8,431	(12)	(35)	20,111	22,723	(11)

RECOVERIES (a)
Wholesale loans	31	33	55	26	35	(6)	(11)	119	68	75
Consumer loans, excluding credit card	131	112	116	74	13	17	NM	359	148	143
Credit card loans — reported	352	342	370	183	200	3	76	1,064	554	92

Total loans — reported	514	487	541	283	248	6	107	1,542	770	100
Credit card loans — securitized	NA	NA	NA	116	112	NM	NM	NA	339	NM

Total loans — managed	514	487	541	399	360	6	43	1,542	1,109	39

NET CHARGE-OFFS (a)
Wholesale loans	266	231	959	1,204	1,058	15	(75)	1,456	1,928	(24)
Consumer loans, excluding credit card	1,546	1,762	2,439	2,751	2,621	(12)	(41)	5,747	7,448	(23)
Credit card loans — reported	3,133	3,721	4,512	2,222	2,694	(16)	16	11,366	7,412	53

Total loans — reported	4,945	5,714	7,910	6,177	6,373	(13)	(22)	18,569	16,788	11
Credit card loans — securitized	NA	NA	NA	1,617	1,698	NM	NM	NA	4,826	NM

Total loans — managed	$4,945	$5,714	$7,910	$7,794	$8,071	(13)	(39)	$18,569	$21,614	(14)

NET CHARGE-OFF RATES (a)
Wholesale retained loans	0.49%	0.44%	1.84%	2.31%	1.93%			0.92%	1.13%
Consumer retained loans	3.90	4.49	5.56	4.60	4.79			4.66	4.36
Total retained loans — reported	2.84	3.28	4.46	3.85	3.84			3.53	3.28
Consumer loans — managed	3.90	4.49	5.56	5.08	5.29			4.66	4.86
Total loans — managed	2.84	3.28	4.46	4.29	4.30			3.53	3.75
Consumer loans — managed excluding purchased credit-impaired loans (b)	4.64	5.34	6.61	6.05	6.29			5.54	5.78
Total loans — managed excluding purchased credit-impaired loans (b)	3.19	3.69	5.03	4.84	4.85			3.98	4.23

Memo: Average Retained Loans (a)
Wholesale loans — reported	$213,979	$209,016	$211,599	$206,846	$217,952			$211,540	$228,506
Consumer loans — reported	476,137	490,149	506,949	428,964	440,376			490,966	456,080
Total loans — reported	690,116	699,165	718,548	635,810	658,328			702,506	684,586
Consumer loans — managed	476,137	490,149	506,949	514,416	526,393			490,966	541,432
Total loans — managed	690,116	699,165	718,548	721,262	744,345			702,506	769,938

(a)	Effective January 1, 2010, the Firm adopted new accounting guidance related to VIEs. As a result of the consolidation of the credit card securitization trusts, reported and managed basis relating to credit card securitizations are equivalent for periods beginning after January 1, 2010. For further details regarding the Firm’s application and impact of the new guidance, see footnote (a) on page 3.

(b)	Excludes the impact of purchased credit-impaired loans that were acquired as part of the Washington Mutual transaction. These loans were accounted for at fair value on the acquisition date, which incorporated management’s estimate, as of that date, of credit losses over the remaining life of the portfolio. To date, no charge-offs have been recorded for these loans.

NA: Not applicable.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION, CONTINUED
(in millions)

	QUARTERLY TRENDS							YEAR-TO-DATE
						3Q10 Change				2010 Change
	3Q10	2Q10	1Q10	4Q09	3Q09	2Q10	3Q09	2010	2009	2009
SUMMARY OF CHANGES IN THE ALLOWANCES
ALLOWANCE FOR LOAN LOSSES
Beginning balance at January 1,	$35,836	$38,186	$31,602	$30,633	$29,072	(6)%	23%	$31,602	$23,164	36%
Cumulative effect of change in accounting principles (a)	—	—	7,494	—	—	—	—	7,494	—	NM
Net charge-offs (a)	4,945	5,714	7,910	6,177	6,373	(13)	(22)	18,569	16,788	11
Provision for loan losses (a)	3,244	3,380	6,991	7,166	8,029	(4)	(60)	13,615	24,569	(45)
Other (b)	26	(16)	9	(20)	(95)	NM	NM	19	(312)	NM

Ending balance	$34,161	$35,836	$38,186	$31,602	$30,633	(5)	12	$34,161	$30,633	12

ALLOWANCE FOR LENDING-RELATED COMMITMENTS
Beginning balance at January 1,	$912	$940	$939	$821	$746	(3)	22	$939	$659	42
Cumulative effect of change in accounting principles (a)	—	—	(18)	—	—	—	—	(18)	—	NM
Provision for lending-related commitments	(21)	(17)	19	118	75	(24)	NM	(19)	162	NM
Other	(18)	(11)	—	—	—	(64)	NM	(29)	—	NM

Ending balance	$873	$912	$940	$939	$821	(4)	6	$873	$821	6

ALLOWANCE FOR LOAN LOSSES BY LOB
Investment Bank (a)	$1,976	$2,149	$2,601	$3,756	$4,703	(8)	(58)
Retail Financial Services (a)	16,154	16,152	16,200	14,776	13,286	—	22
Card Services (a)	13,029	14,524	16,032	9,672	9,297	(10)	40
Commercial Banking	2,661	2,686	3,007	3,025	3,063	(1)	(13)
Treasury & Securities Services	54	48	57	88	15	13	260
Asset Management	257	250	261	269	251	3	2
Corporate/Private Equity	30	27	28	16	18	11	67

Total	$34,161	$35,836	$38,186	$31,602	$30,633	(5)	12

(a)	Effective January 1, 2010, the Firm adopted new accounting guidance related to VIEs. For further details regarding the Firm’s application and impact of the new guidance, see footnote (a) on page 3.

(b)	Activity for the third quarter and year-to-date 2009 predominantly included a reclassification related to the issuance and retention of securities from the Chase Issuance Trust.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION, CONTINUED
(in millions, except ratio data)

	QUARTERLY TRENDS
						3Q10 Change
	3Q10	2Q10	1Q10	4Q09	3Q09	2Q10	3Q09
ALLOWANCE COMPONENTS AND RATIOS
ALLOWANCE FOR LOAN LOSSES
Wholesale
Asset specific (a)	$1,246	$1,324	$1,557	$2,046	$2,410	(6)%	(48)%
Formula — based	3,717	3,824	4,385	5,099	5,631	(3)	(34)

Total wholesale	4,963	5,148	5,942	7,145	8,041	(4)	(38)

Consumer
Asset specific (b)	1,153	1,161	1,010	996	1,009	(1)	14
Formula — based (a)(c)(d)	25,234	26,716	28,423	21,880	20,493	(6)	23
Purchased credit-impaired (d)	2,811	2,811	2,811	1,581	1,090	—	158

Total consumer	29,198	30,688	32,244	24,457	22,592	(5)	29

Total allowance for loan losses	34,161	35,836	38,186	31,602	30,633	(5)	12
Allowance for lending-related commitments	873	912	940	939	821	(4)	6

Total allowance for credit losses	$35,034	$36,748	$39,126	$32,541	$31,454	(5)	11

Wholesale allowance to total wholesale retained loans	2.28%	2.42%	2.83%	3.57%	3.76%
Consumer allowance to total consumer retained loans	6.22	6.36	6.49	5.73	5.22
Allowance to total retained loans	4.97	5.15	5.40	5.04	4.74
Consumer allowance to consumer retained nonperforming loans (e)	296	292	298	229	223
Consumer allowance to consumer retained nonperforming loans excluding credit card (e)	164	154	150	139	131

CREDIT RATIOS excluding purchased credit-impaired loans (f)
Consumer allowance to total consumer retained loans (f)(g)	6.69	6.88	7.05	6.63	6.21
Allowance to retained loans (f)(g)	5.12	5.34	5.64	5.51	5.28
Consumer allowance to consumer retained nonperforming loans (e)(f)(g)	268	265	272	215	212
Consumer allowance to consumer retained nonperforming loans excluding credit card (e)(f)	135	127	124	124	121
Allowance to total retained nonperforming loans (f)(g)	208	209	212	174	168

(a)	Effective January 1, 2010, the Firm adopted new accounting guidance related to VIEs. For further details regarding the Firm’s application and impact of the new guidance, see footnote (a) on page 3.

(b)	The asset-specific consumer allowance for loan losses includes troubled debt restructuring reserves of $980 million, $946 million, $754 million, $754 million and $756 million at September 30, 2010, June 30, 2010, March 31, 2010, December 31, 2009 and September 30, 2009, respectively. Prior period amounts have been reclassified from formula-based to conform with the current period presentation.

(c)	Includes all of the Firm’s allowance for loan losses on credit card loans, including those for which the Firm has modified the terms of the loans for borrowers who are experiencing financial difficulty.

(d)	Prior period amounts have been reclassified from formula-based to conform with the current period presentation.

(e)	The Firm’s policy is generally to exempt credit card loans from being placed on nonaccrual status as permitted by regulatory guidance. Under guidance issued by the Federal Financial Institutions Examination Council, credit card loans are charged off by the end of the month in which the account becomes 180 days past due or within 60 days from receiving notification about a specified event (e.g., bankruptcy of the borrower), whichever is earlier.

(f)	Excludes the impact of purchased credit-impaired loans that were acquired as part of the Washington Mutual transaction, as well as the related allowance recorded on these loans. These loans were accounted for at fair value on the acquisition date, which incorporated management’s estimate, as of that date, of credit losses over the remaining life of the portfolio. To date, no charge-offs have been recorded for these loans.

(g)	Excludes loans held by the WMMT, which were consolidated onto the Firm’s balance sheet at fair value during the second quarter of 2009. No allowance for loan losses was recorded for these loans as of December 31, 2009 and September 30, 2009. The balance of these loans held by the WMMT was zero at September 30, 2010, June 30, 2010 and March 31, 2010.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION, CONTINUED
(in millions)

	QUARTERLY TRENDS							YEAR-TO-DATE
						3Q10 Change				2010 Change
	3Q10	2Q10	1Q10	4Q09	3Q09	2Q10	3Q09	2010	2009	2009
PROVISION FOR CREDIT LOSSES
LOANS
Investment Bank (a)	$(158)	$(418)	$(477)	$(265)	$330	62%	NM %	$(1,053)	$2,419	NM %
Commercial Banking	192	(143)	204	445	326	NM	(41)	253	869	(71)
Treasury & Securities Services	6	(8)	(31)	73	1	NM	NM	(33)	(39)	15
Asset Management	23	15	31	53	37	53	(38)	69	130	(47)
Corporate/Private Equity	(1)	(1)	16	(2)	(6)	—	83	14	1	NM

Total wholesale	62	(555)	(257)	304	688	NM	(91)	(750)	3,380	NM

Retail Financial Services (a)	1,551	1,715	3,735	4,228	4,004	(10)	(61)	7,001	11,722	(40)
Card Services — reported (a)	1,633	2,221	3,512	2,622	3,269	(26)	(50)	7,366	9,397	(22)
Corporate/Private Equity	(2)	(1)	1	12	68	(100)	NM	(2)	70	NM

Total consumer	3,182	3,935	7,248	6,862	7,341	(19)	(57)	14,365	21,189	(32)

Total provision for loan losses	$3,244	$3,380	$6,991	$7,166	$8,029	(4)	(60)	$13,615	$24,569	(45)

LENDING-RELATED COMMITMENTS
Investment Bank (a)	$16	$93	$15	$84	$49	(83)	(67)	$124	$41	202
Commercial Banking	(26)	(92)	10	49	29	72	NM	(108)	91	NM
Treasury & Securities Services	(8)	(8)	(8)	(20)	12	—	NM	(24)	41	NM
Asset Management	—	(10)	4	5	1	NM	NM	(6)	—	NM
Corporate/Private Equity	—	—	—	(1)	—	—	—	—	—	—

Total wholesale	(18)	(17)	21	117	91	(6)	NM	(14)	173	NM

Retail Financial Services	(3)	—	(2)	1	(16)	NM	81	(5)	(11)	55
Card Services — reported	—	—	—	—	—	—	—	—	—	—
Corporate/Private Equity	—	—	—	—	—	—	—	—	—	—

Total consumer	(3)	—	(2)	1	(16)	NM	81	(5)	(11)	55

Total provision for lending- related commitments	$(21)	$(17)	$19	$118	$75	(24)	NM	$(19)	$162	NM

TOTAL PROVISION FOR CREDIT LOSSES
Investment Bank (a)	$(142)	$(325)	$(462)	$(181)	$379	56	NM	$(929)	$2,460	NM
Commercial Banking	166	(235)	214	494	355	NM	(53)	145	960	(85)
Treasury & Securities Services	(2)	(16)	(39)	53	13	88	NM	(57)	2	NM
Asset Management	23	5	35	58	38	360	(39)	63	130	(52)
Corporate/Private Equity	(1)	(1)	16	(3)	(6)	—	83	14	1	NM

Total wholesale	44	(572)	(236)	421	779	NM	(94)	(764)	3,553	NM

Retail Financial Services (a)	1,548	1,715	3,733	4,229	3,988	(10)	(61)	6,996	11,711	(40)
Card Services — reported (a)	1,633	2,221	3,512	2,622	3,269	(26)	(50)	7,366	9,397	(22)
Corporate/Private Equity	(2)	(1)	1	12	68	(100)	NM	(2)	70	NM

Total consumer	3,179	3,935	7,246	6,863	7,325	(19)	(57)	14,360	21,178	(32)

Total provision for credit losses	3,223	3,363	7,010	7,284	8,104	(4)	(60)	13,596	24,731	(45)

Credit card loans — securitized (a)	NA	NA	NA	1,617	1,698	NM	NM	NA	4,826	NM

Managed provision for credit losses (a)	$3,223	$3,363	$7,010	$8,901	$9,802	(4)	(67)	$13,596	$29,557	(54)

(a)	Effective January 1, 2010, the Firm adopted new accounting guidance related to VIEs. As a result of the consolidation of the credit card securitization trusts, reported and managed basis relating to credit card securitizations are equivalent for periods beginning after January 1, 2010. For further details regarding the Firm’s application and impact of the new guidance, see footnote (a) on page 3.

NA: Not applicable.

JPMORGAN CHASE & CO. MARKET RISK-RELATED INFORMATION (in millions)

	QUARTERLY TRENDS							YEAR-TO-DATE
						3Q10 Change				2010 Change
	3Q10	2Q10	1Q10	4Q09	3Q09	2Q10	3Q09	2010	2009	2009
AVERAGE IB TRADING VAR, CREDIT PORTFOLIO
VAR AND OTHER VAR - 95% CONFIDENCE LEVEL
IB VaR by risk type:
Fixed income	$72	$64	$69	$121	$182	13%	(60)%	$68	$173	(61)%
Foreign exchange	9	10	13	14	19	(10)	(53)	11	19	(42)
Equities	21	20	24	21	19	5	11	22	55	(60)
Commodities and other	13	20	15	17	23	(35)	(43)	16	22	(27)
Diversification benefit to IB trading VaR (a)	(38)	(42)	(49)	(62)	(97)	10	61	(43)	(101)	57

IB Trading VaR (b)	77	72	72	111	146	7	(47)	74	168	(56)

Credit portfolio VaR (c)	30	27	19	24	29	11	3	25	61	(59)
Diversification benefit to IB trading and credit portfolio VaR (a)	(8)	(9)	(9)	(11)	(32)	11	75	(9)	(52)	83

Total IB trading and credit portfolio VaR	99	90	82	124	143	10	(31)	90	177	(49)

Mortgage Banking VaR (d)	24	24	25	29	49	—	(51)	24	66	(64)
Chief Investment Office (CIO) VaR (e)	53	72	70	78	99	(26)	(46)	65	111	(41)
Diversification benefit to total other VaR (a)	(15)	(14)	(13)	(19)	(31)	(7)	52	(14)	(41)	66

Total other VaR	62	82	82	88	117	(24)	(47)	75	136	(45)

Diversification benefit to total IB and other VaR (a)	(52)	(79)	(66)	(67)	(82)	34	37	(66)	(87)	24

Total IB and other VaR (f)	$109	$93	$98	$145	$178	17	(39)	$99	$226	(56)

(a)	Average value-at-risk (“ VaR”) was less than the sum of the VaR of the components described above, which is due to portfolio diversification. The diversification effect reflects the fact that the risks were not perfectly correlated. The risk of a portfolio of positions is usually less than the sum of the risks of the positions themselves.

(b)	IB Trading VaR includes predominantly all trading activities in IB, as well as syndicated lending facilities that the Firm intends to distribute; however, particular risk parameters of certain products are not fully captured, for example, correlation risk. IB Trading VaR does not include the debit valuation adjustments (“DVA”) taken on derivative and structured liabilities to reflect the credit quality of the Firm. IB Trading VaR includes the estimated credit spread sensitivity of certain mortgage products.

(c)	Credit portfolio VaR includes the derivative credit valuation adjustments (“CVA”), hedges of the CVA and mark-to-market (“MTM”) hedges of the retained loan portfolio, which are all reported in principal transactions revenue. This VaR does not include the retained loan portfolio, which is not MTM.

(d)	Mortgage Banking VaR includes the Firm’s mortgage pipeline and warehouse, MSR and all related hedges.

(e)	CIO VaR includes positions, primarily in debt securities and credit products, used to manage structural risk and other risks, including interest rate, and credit risks arising from the Firm’s ongoing business activities.

(f)	Total IB and other VaR excludes certain nontrading activity, such as Private Equity, principal investing (e.g., mezzanine financing, tax-oriented investments, etc.), balance sheet and capital management positions and longer-term corporate investments managed by the CIO.

JPMORGAN CHASE & CO. CAPITAL AND OTHER SELECTED BALANCE SHEET ITEMS (in millions, except ratio data)

							September 30, 2010
							Change		YEAR-TO-DATE
	Sep 30		Jun 30	Mar 31	Dec 31	Sep 30	Jun 30	Sep 30			2010 Change
	2010		2010	2010	2009	2009	2010	2009	2010	2009	2009
CAPITAL RATIOS
Tier 1 capital	$139,381	(e)	$137,077	$131,350	$132,971	$126,541	2%	10%
Total capital	180,729	(e)	178,293	173,332	177,073	171,804	1	5
Tier 1 common capital (a)	110,842	(e)	108,175	103,908	105,284	101,420	2	9
Risk-weighted assets	1,169,273	(e)	1,131,030	1,147,008	1,198,006	1,237,760	3	(6)
Adjusted average assets (b)	1,975,479	(e)	1,983,839	1,981,060	1,933,767	1,940,689	—	2
Tier 1 capital ratio	11.9	%(e)	12.1%	11.5%	11.1%	10.2%
Total capital ratio	15.5	(e)	15.8	15.1	14.8	13.9
Tier 1 common capital ratio (a)	9.5	(e)	9.6	9.1	8.8	8.2
Tier 1 leverage ratio	7.1	(e)	6.9	6.6	6.9	6.5

TANGIBLE COMMON EQUITY (PERIOD-END) (c)
Common stockholders’ equity	$166,030		$162,968	$156,569	$157,213	$154,101	2	8
Less: Goodwill	48,736		48,320	48,359	48,357	48,334	1	1
Less: Other intangible assets	3,982		4,178	4,383	4,621	4,862	(5)	(18)
Add: Deferred tax liabilities (d)	2,656		2,584	2,544	2,538	2,527	3	5

Total tangible common equity	115,968		113,054	106,371	106,773	103,432	3	12

TANGIBLE COMMON EQUITY (AVERAGE) (c)
Common stockholders’ equity	163,962		159,069	156,094	156,525	149,468	3	10	$159,737	$142,322	12%
Less: Goodwill	48,745		48,348	48,542	48,341	48,328	1	1	48,546	48,225	1
Less: Other intangible assets	4,094		4,265	4,307	4,741	4,984	(4)	(18)	4,221	5,214	(19)
Add: Deferred tax liabilities (d)	2,620		2,564	2,541	2,533	2,531	2	4	2,575	2,552	1

Total tangible common equity	113,743		109,020	105,786	105,976	98,687	4	15	109,545	91,435	20

INTANGIBLE ASSETS (PERIOD-END)
Goodwill	48,736		48,320	48,359	48,357	48,334	1	1
Mortgage servicing rights	10,305		11,853	15,531	15,531	13,663	(13)	(25)
Purchased credit card relationships	974		1,051	1,153	1,246	1,342	(7)	(27)
All other intangibles	3,008		3,127	3,230	3,375	3,520	(4)	(15)

Total intangibles	63,023		64,351	68,273	68,509	66,859	(2)	(6)

DEPOSITS (PERIOD-END)
U.S. offices:
Noninterest-bearing	219,302		208,064	210,982	204,003	195,561	5	12
Interest-bearing	435,405		433,764	436,914	439,104	415,122	—	5
Non-U.S. offices:
Noninterest-bearing	10,646		9,094	10,062	8,082	9,390	17	13
Interest-bearing	237,785		236,883	267,345	287,178	247,904	—	(4)

Total deposits	903,138		887,805	925,303	938,367	867,977	2	4

(a)	The Firm uses Tier 1 common capital along with the other capital measures to assess and monitor its capital position. The Tier 1 common capital ratio is Tier 1 common capital divided by risk-weighted assets. For further discussion of Tier 1 common capital ratio, see page 41.

(b)	Adjusted average assets, for purposes of calculating the leverage ratio, include total average assets adjusted for unrealized gains/(losses)on securities, less deductions for disallowed goodwill and other intangible assets, investments in certain subsidiaries, and the total adjusted carrying value of nonfinancial equity investments that are subject to deductions from Tier 1 capital.

(c)	The Firm uses return on tangible common equity, a non-GAAP financial measure, to evaluate the Firm’s use of equity and to facilitate comparisons with competitors. For further discussion of ROTCE, see page 41.

(d)	Represents deferred tax liabilities related to tax-deductible goodwill and to identifiable intangibles created in non-taxable transactions, which are netted against goodwill and other intangibles when calculating TCE.

(e)	Estimated.

JPMORGAN CHASE & CO. PER SHARE-RELATED INFORMATION (in millions, except per share and ratio data)

	QUARTERLY TRENDS							YEAR-TO-DATE
						3Q10 Change				2010 Change
	3Q10	2Q10	1Q10	4Q09	3Q09	2Q10	3Q09	2010	2009	2009
EARNINGS PER SHARE DATA
Basic earnings per share:
Income before extraordinary gain	$4,418	$4,795	$3,326	$3,278	$3,512	(8)%	26%	$12,539	$8,374	50%
Extraordinary gain	—	—	—	—	76	—	NM	—	76	NM

Net income	4,418	4,795	3,326	3,278	3,588	(8)	23	12,539	8,450	48
Less: Preferred stock dividends	160	163	162	162	163	(2)	(2)	485	1,165	(58)
Less: Accelerated amortization from redemption of preferred stock issued to the U.S. Treasury (a)	—	—	—	—	—	—	—	—	1,112	NM

Net income applicable to common equity (a)	4,258	4,632	3,164	3,116	3,425	(8)	24	12,054	6,173	95
Less: Dividends and undistributed earnings allocated to participating securities	239	269	190	164	185	(11)	29	701	348	101

Net income applicable to common stockholders	$4,019	$4,363	$2,974	$2,952	$3,240	(8)	24	$11,353	$5,825	95

Total weighted-average basic shares outstanding	3,954.3	3,983.5	3,970.5	3,946.1	3,937.9	(1)	—	3,969.4	3,835.0	4

Income before extraordinary gain per share (a)	$1.02	$1.10	$0.75	$0.75	$0.80	(7)	28	$2.86	$1.50	91
Extraordinary gain per share	—	—	—	—	0.02	—	NM	—	0.02	NM

Net income per share (a)	$1.02	$1.10	$0.75	$0.75	$0.82	(7)	24	$2.86	$1.52	88

Diluted earnings per share:
Net income applicable to common stockholders	$4,019	$4,363	$2,974	$2,952	$3,240	(8)	24	$11,353	$5,825	95

Total weighted-average basic shares outstanding (b)	3,954.3	3,983.5	3,970.5	3,946.1	3,937.9	(1)	—	3,969.4	3,835.0	4
Add: Employee stock options and SARs (c)	17.6	22.1	24.2	28.0	24.1	(20)	(27)	21.3	13.3	60

Total weighted-average diluted shares outstanding (d)	3,971.9	4,005.6	3,994.7	3,974.1	3,962.0	(1)	—	3,990.7	3,848.3	4

Income before extraordinary gain per share (a) (b)	$1.01	$1.09	$0.74	$0.74	$0.80	(7)	26	$2.84	$1.50	89
Extraordinary gain per share	—	—	—	—	0.02	—	NM	—	0.01	NM

Net income per share (a)	$1.01	$1.09	$0.74	$0.74	$0.82	(7)	23	$2.84	$1.51	88

COMMON SHARES OUTSTANDING
Common shares — at period end (b)	3,925.8	3,975.8	3,975.4	3,942.0	3,938.7	(1)	—	3,925.8	3,938.7	—
Cash dividends declared per share	$0.05	$0.05	$0.05	$0.05	$0.05	—	—	$0.15	$0.15	—
Book value per share	42.29	40.99	39.38	39.88	39.12	3	8	42.29	39.12	8
Dividend payout ratio	5%	5%	7%	7%	6%			5%	10%

SHARE PRICE
High	$41.70	$48.20	$46.05	$47.47	$46.50	(13)	(10)	$48.20	$46.50	4
Low	35.16	36.51	37.03	40.04	31.59	(4)	11	35.16	14.96	135
Close	38.06	36.61	44.75	41.67	43.82	4	(13)	38.06	43.82	(13)
Market capitalization	149,418	145,554	177,897	164,261	172,596	3	(13)	149,418	172,596	(13)

STOCK REPURCHASE PROGRAM
Aggregate repurchases	$2,178.1	$135.3	$—	$—	$—	NM	NM	$2,313.4	$—	NM
Common shares repurchased	56.5	3.5	—	—	—	NM	NM	60.0	—	NM
Average purchase price	$38.52	$38.73	$—	$—	$—	(1)	NM	$38.53	$—	NM

(a)	The calculation of year-to-date 2009 earnings per share (“EPS”) and net income applicable to common equity includes a one-time, noncash reduction of $1.1 billion, or $0.27 per share, resulting from repayment of U.S. Troubled Asset Relief Program (“TARP”) preferred capital.

(b)	On June 5, 2009, the Firm issued $5.8 billion, or 163 million shares, of its common stock at $35.25 per share.

(c)	Excluded from the computation of diluted EPS (due to the antidilutive effect) were options issued under employee benefit plans and the warrants originally issued in 2008 under the U.S. Treasury’s Capital Purchase Program to purchase shares of the Firm’s common stock aggregating 236 million, 224 million, 239 million, 147 million and 241 million, for the quarters ended September 30, 2010, June 30, 2010, March 31, 2010, December 31, 2009 and September 30, 2009, respectively, and 233 million and 306 million shares for the nine months ended September 30, 2010 and 2009, respectively.

(d)	Participating securities were included in the calculation of diluted EPS using the two-class method, as this computation was more dilutive than the calculation using the treasury stock method.

JPMORGAN CHASE & CO. Non-GAAP Financial Measures
The following are several of the non-GAAP measures that the Firm uses for various reasons, including: (i) to allow management to assess the comparability of revenue arising from both taxable and tax-exempt sources, (ii) to assess and compare the quality and composition of the Firm’s capital with the capital of other financial services companies, and (iii) more generally, to provide a more meaningful measure of certain metrics that enables comparability with prior periods, as well as with competitors.
(a)	In addition to analyzing the Firm’s results on a reported basis, management reviews the Firm’s results and the results of the lines of business on a “managed” basis, which is a non-GAAP financial measure. The Firm’s definition of managed basis starts with the reported U.S. GAAP results and includes certain reclassifications to present total net revenue for the Firm (and each of the business segments) on a FTE basis. Accordingly, revenue from tax-exempt securities and investments that receive tax credits is presented in the managed results on a basis comparable to taxable securities and investments. This non-GAAP financial measure allows management to assess the comparability of revenue arising from both taxable and tax-exempt sources. The corresponding income tax impact related to these items is recorded within income tax expense. These adjustments have no impact on net income as reported by the Firm as a whole or by the lines of business.

Prior to January 1, 2010, the Firm’s managed-basis presentation also included certain reclassification adjustments that assumed credit card loans securitized by CS remained on the balance sheet. Effective January 1, 2010, the Firm adopted new accounting guidance that amended the accounting for the transfer of financial assets and the consolidation of VIEs. Additionally, the new guidance required the Firm to consolidate its Firm-sponsored credit card securitizations trusts. The income, expense and credit costs associated with these securitization activities are now recorded in the 2010 Consolidated Statements of Income in the same classifications that were previously used to report such items on a managed basis. As a result of the consolidation of the credit card securitization trusts, reported and managed basis relating to credit card securitizations are comparable for periods beginning after January 1, 2010.

The presentation in 2009 of CS results on a managed basis assumed that credit card loans that had been securitized and sold in accordance with U.S. GAAP remained on the Consolidated Balance Sheets, and that the earnings on the securitized loans were classified in the same manner as the earnings on retained loans recorded on the Consolidated Balance Sheets. JPMorgan Chase used the concept of managed basis to evaluate the credit performance and overall financial performance of the entire managed credit card portfolio. Operations were funded and decisions were made about allocating resources, such as employees and capital, based on managed financial information. In addition, the same underwriting standards and ongoing risk monitoring are used for both loans on the Consolidated Balance Sheets and securitized loans. Although securitizations result in the sale of credit card receivables to a trust, JPMorgan Chase retains the ongoing customer relationships, as the customers may continue to use their credit cards; accordingly, the customer’s credit performance affects both the securitized loans and the loans retained on the Consolidated Balance Sheets. JPMorgan Chase believed that this managed-basis information was useful to investors, as it enabled them to understand both the credit risks associated with the loans reported on the Consolidated Balance Sheets and the Firm’s retained interests in securitized loans

(b)	The ratio for the allowance for loan losses to end-of-period loans excludes the following: loans accounted for at fair value and loans held-for-sale; purchased credit-impaired loans; the allowance for loan losses related to purchased credit-impaired loans; and loans from the Washington Mutual Master Trust, which were consolidated on the Firm’s balance sheet at fair value during the second quarter of 2009. Additionally, Real Estate Portfolios net charge-off rates exclude the impact of purchased credit-impaired loans.

(c)	Return on Tangible Common Equity is Net income applicable to common equity divided by total average common stockholders’ equity (i.e., total stockholders’ equity less preferred stock) less identifiable intangible assets (other than MSRs) and goodwill, net of related deferred tax liabilities. The Firm uses return on tangible common equity, a non-GAAP financial measure, to evaluate the Firm’s use of equity and to facilitate comparisons with competitors.

(d)	Tier 1 common capital ratio is Tier 1 common capital divided by risk-weighted assets. Tier 1 Common Capital (“Tier 1 Common”) is defined as Tier 1 capital less elements of capital not in the form of common equity – such as perpetual preferred stock, noncontrolling interests in subsidiaries and trust preferred capital debt securities. Tier 1 Common, a non-GAAP financial measure, is used by banking regulators, investors and analysts to assess and compare the quality and composition of the Firm’s capital with the capital of other financial services companies. The Firm uses Tier 1 Common along with other capital measures to assess and monitor its capital position.

(e)	TSS Firmwide revenue includes certain TSS product revenue and liability balances reported in other lines of business, mainly CB, RFS and AM, related to customers who are also customers of those lines of business.

(f)	Retail Financial Services uses the overhead ratio (excluding the amortization of core deposit intangibles (“CDI”)), a non-GAAP financial measure, to evaluate the underlying expense trends of the business. Including CDI amortization expense in the overhead ratio calculation would result in a higher overhead ratio in the earlier years and a lower overhead ratio in later years. This method would therefore result in an improving overhead ratio over time, all things remaining equal. The non-GAAP ratio excludes Retail Banking’s CDI amortization expense related to prior business combination transactions.

(g)	Adjusted assets, a non-GAAP financial measure, equals total assets minus (1) securities purchased under resale agreements and securities borrowed less securities sold, not yet purchased; (2) assets of consolidated variable interest entities (“VIEs”); (3) cash and securities segregated and on deposit for regulatory and other purposes; (4) goodwill and intangibles; (5) securities received as collateral; and (6) investments purchased under the Asset-Backed Commercial Paper Money Market Mutual Fund Liquidity Facility. The amount of adjusted assets is presented to assist the reader in comparing IB’s asset and capital levels to other investment banks in the securities industry. Asset-to-equity leverage ratios are commonly used as one measure to assess a company’s capital adequacy. IB believes an adjusted asset amount that excludes the assets discussed above, which were considered to have a low risk profile, provides a more meaningful measure of balance sheet leverage in the securities industry.

JPMORGAN CHASE & CO. Glossary of Terms
ACH: Automated Clearing House.
Allowance for loan losses to total loans: Represents period-end Allowance for loan losses divided by retained loans.
Average managed assets: Refers to total assets on the Firm’s Consolidated Balance Sheets plus credit card receivables that have been securitized and removed from the Firm’s Consolidated Balance Sheets, for periods ended prior to the January 1, 2010, adoption of new FASB guidance requiring the consolidation of the Firm-sponsored credit card securitization trusts.
Bear Stearns Merger: Effective May 30, 2008, JPMorgan Chase merged with The Bear Stearns Companies Inc. (“Bear Stearns”) and Bear Stearns became a wholly-owned subsidiary of JPMorgan Chase. The final total purchase price to complete the merger was $1.5 billion. For additional information, see Note 2 on pages 143-148 of JPMorgan Chase’s 2009 Annual Report.
Beneficial interest issued by consolidated VIEs: Represents the interest of third-party holders of debt/equity securities, or other obligations, issued by VIEs that JPMorgan Chase consolidates. The underlying obligations of the VIEs consist of short-term borrowings, commercial paper and long-term debt. The related assets consist of trading assets, available-for-sale securities, loans and other assets.
Contractual credit card charge-off: In accordance with the Federal Financial Institutions Examination Council policy, credit card loans are charged off by the end of the month in which the account becomes 180 days past due or within 60 days from receiving notification about a specific event (e.g., bankruptcy of the borrower), whichever is earlier.
Corporate/Private Equity: Includes Private Equity, Treasury and Chief Investment Office, and Corporate Other, which includes other centrally managed expense and discontinued operations.
Credit card securitizations: For periods ended prior to the January 1, 2010, adoption of new guidance relating to the accounting for the transfer of financial assets and the consolidation of VIEs, CS’ results were presented on a “managed” basis that assumed that credit card loans that had been securitized and sold in accordance with U.S. GAAP remained on the Consolidated Balance Sheets and that earnings on the securitized loans were classified in the same manner as the earnings on retained loans recorded on the Consolidated Balance Sheets. “Managed” results excluded the impact of credit card securitizations on total net revenue, the provision for credit losses, net charge-offs and loan receivables. Securitization did not change reported net income; however, it did affect the classification of items on the Consolidated Statements of Income and Consolidated Balance Sheets.
FASB: Financial Accounting Standards Board.
Interests in purchased receivables: Represents an ownership interest in cash flows of an underlying pool of receivables transferred by a third-party seller into a bankruptcy-remote entity, generally a trust.
Managed basis: A non-GAAP presentation of financial results that includes reclassifications to present revenue on a fully taxable-equivalent basis, and for periods ended prior to the January 1, 2010, adoption of new accounting guidance relating to the accounting for the transfer of financial assets and the consolidation of VIEs related to credit card securitizations. Management uses this non-GAAP financial measure at the segment level, because it believes this provides information to enable investors to understand the underlying operational performance and trends of the particular business segment and facilitates a comparison of the business segment with the performance of competitors.
Managed credit card receivables: Refers to credit card receivables on the Firm’s Consolidated Balance Sheets plus credit card receivables that have been securitized and removed from the Firm’s Consolidated Balance Sheets, for periods ended prior to the January 1, 2010, adoption of new guidance requiring the consolidation of the Firm-sponsored credit card securitization trusts.
Mark-to-market exposure: A measure, at a point in time, of the value of a derivative or foreign exchange contract in the open market. When the MTM value is positive, it indicates the counterparty owes JPMorgan Chase and, therefore, creates a credit risk for the Firm. When the MTM value is negative, JPMorgan Chase owes the counterparty; in this situation, the Firm has liquidity risk.
Merger costs: Reflects costs associated with the Washington Mutual transaction and the Bear Stearns merger in 2008.
MSR risk management revenue: Includes changes in MSR asset fair value due to inputs or assumptions in model and derivative valuation adjustments.
Net charge-off ratio: Represents net charge-offs (annualized) divided by average retained loans for the reporting period.
Net yield on interest-earning assets: The average rate for interest-earning assets less the average rate paid for all sources of funds.
NM: Not meaningful.
Overhead ratio: Noninterest expense as a percentage of total net revenue.

JPMORGAN CHASE & CO. Glossary of Terms
Participating securities: Represent unvested stock-based compensation awards containing nonforfeitable rights to dividends or dividend equivalents (collectively, “dividends”), which are included in the EPS calculation using the two-class method. JPMorgan Chase grants restricted stock and RSUs to certain employees under its stock-based compensation programs, which entitle the recipients to receive nonforfeitable dividends during the vesting period on a basis equivalent to the dividends paid to holders of common stock. These unvested awards meet the definition of participating securities. Under the two-class method, all earnings (distributed and undistributed) are allocated to each class of common stock and participating securities, based on their respective rights to receive dividends.
Pre-provision profit: The Firm believes that this financial measure is useful in assessing the ability of a lending institution to generate income in excess of its provision for credit losses.
Pretax margin: Represents income before income tax expense divided by total net revenue, which is, in management’s view, a comprehensive measure of pretax performance derived by measuring earnings after all costs are taken into consideration. It is, therefore, another basis that management uses to evaluate the performance of TSS and AM against the performance of their respective competitors.
Principal transactions: Realized and unrealized gains and losses from trading activities (including physical commodities inventories that are accounted for at the lower of cost or fair value) and changes in fair value associated with financial instruments held predominantly by the IB for which the fair value option was elected. Principal transactions revenue also includes private equity gains and losses.
Reported basis: Financial statements prepared under U.S. GAAP, which excludes the impact of taxable-equivalent adjustments. For periods ended prior to the January 1, 2010, adoption of new guidance requiring the consolidation of the Firm-sponsored credit card securitization trusts, the reported basis included the impact of credit card securitizations.
Retained loans: Loans that are held for investment excluding loans held-for-sale and loans at fair value.
Taxable-equivalent basis: Total net revenue for each of the business segments and the Firm is presented on a tax-equivalent basis. Accordingly, revenue from tax-exempt securities and investments that receive tax credits is presented in the managed results on a basis comparable to fully taxable securities and investments. This non-GAAP financial measure allows management to assess the comparability of revenue arising from both taxable and tax-exempt sources. The corresponding income tax impact related to these items is recorded within income tax expense.
Unaudited: Financial statements and information that have not been subjected to auditing procedures sufficient to permit an independent certified public accountant to express an opinion.
U.S. GAAP: Accounting principles generally accepted in the United States of America.
Value-at-risk (“VaR”): A measure of the dollar amount of potential loss from adverse market moves in an ordinary market environment.
Washington Mutual Transaction: On September 25, 2008, JPMorgan Chase acquired the banking operations of Washington Mutual Bank (“Washington Mutual”) from the FDIC for $1.9 billion. The final allocation of the purchase price resulted in the recognition of negative goodwill and an extraordinary gain of $2.0 billion. For additional information, see Note 2 on pages 143-148 of JPMorgan Chase’s 2009 Annual Report.

JPMORGAN CHASE & CO. Glossary of Terms
INVESTMENT BANKING (IB)
IB’s revenue comprises the following:
Investment banking fees include advisory, equity underwriting, bond underwriting and loan syndication fees.
Fixed income markets primarily include client and portfolio management revenue related to market-making across global fixed income markets, including foreign exchange, interest rate, credit and commodities markets.
Equities markets primarily include client and portfolio management revenue related to market-making across global equity products, including cash instruments, derivatives and convertibles.
Credit portfolio revenue includes net interest income, fees and loan sale activity, as well as gains or losses on securities received as part of a loan restructuring, for IB’s credit portfolio. Credit portfolio revenue also includes the results of risk management related to the Firm’s lending and derivative activities, and changes in the CVA, which is the component of the fair value of a derivative that reflects the credit quality of the counterparty.
RETAIL FINANCIAL SERVICES (RFS)
Description of selected business metrics within Retail Banking:
Personal bankers – Retail branch office personnel who acquire, retain and expand new and existing customer relationships by assessing customer needs and recommending and selling appropriate banking products and services.
Sales specialists – Retail branch office personnel who specialize in the marketing of a single product, including mortgages, investments, and business banking, by partnering with the personal bankers.
Mortgage banking revenue comprises the following:
Net production revenue includes net gains or losses on originations and sales of prime and subprime mortgage loans, other production-related fees and losses related to the repurchase of previously-sold loans.
Net mortgage servicing revenue includes the following components:
a)	Operating revenue comprises:
•	all gross income earned from servicing third-party mortgage loans, including stated service fees, excess service fees, late fees and other ancillary fees; and

•	modeled servicing portfolio runoff (or time decay).
b)	Risk management comprises:
•	changes in MSR asset fair value due to market-based inputs, such as interest rates and volatility, as well as updates to assumptions used in the MSR valuation model; and

•	derivative valuation adjustments and other, which represents changes in the fair value of derivative instruments used to offset the impact of changes in the market-based inputs to the MSR valuation model.
RFS (continued)
Mortgage origination channels comprise the following:
Retail – Borrowers who are buying or refinancing a home through direct contact with a mortgage banker employed by the Firm using a branch office, the Internet or by phone. Borrowers are frequently referred to a mortgage banker by a banker in a Chase branch, real estate brokers, home builders or other third parties.
Wholesale – A third-party mortgage broker refers loan applications to a mortgage banker at the Firm. Brokers are independent loan originators that specialize in finding and counseling borrowers but do not provide funding for loans. The Firm exited the broker channel during 2008.
Correspondent – Banks, thrifts, other mortgage banks and other financial institutions that sell closed loans to the Firm.
Correspondent negotiated transactions (“CNTs”) – These transactions occur when mid- to large-sized mortgage lenders, banks and bank-owned mortgage companies sell servicing to the Firm on an as-originated basis, and exclude purchased bulk servicing transactions. These transactions supplement traditional production channels and provide growth opportunities in the servicing portfolio in stable and periods of rising interest rates.
CARD SERVICES (CS)
Description of selected business metrics within CS:
Sales volume – Dollar amount of cardmember purchases, net of returns.
Open accounts – Cardmember accounts with charging privileges.
Merchant acquiring business – A business that processes bank card transactions for merchants.
Bank card volume – Dollar amount of transactions processed for merchants.
Total transactions – Number of transactions and authorizations processed for merchants.

JPMORGAN CHASE & CO. Glossary of Terms
COMMERCIAL BANKING (CB)
CB Client Segments:
1.	Middle Market Banking covers corporate, municipal, financial institution and not-for-profit clients, with annual revenue generally ranging between $10 million and $500 million.

2.	Mid-Corporate Banking covers clients with annual revenue generally ranging between $500 million and $2 billion and focuses on clients that have broader investment banking needs.

3.	Commercial Term Lending primarily provides term financing to real estate investors/owners for multi-family properties as well as financing office, retail and industrial properties.

4.	Real Estate Banking provides full-service banking to investors and developers of institutional-grade real estate properties.
CB Revenue:
1.	Lending includes a variety of financing alternatives, which are primarily provided on a basis secured by receivables, inventory, equipment, real estate or other assets. Products include term loans, revolving lines of credit, bridge financing, asset-based structures and leases.

2.	Treasury services includes a broad range of products and services enabling clients to transfer, invest and manage the receipt and disbursement of funds, while providing the related information reporting. These products and services include U.S. dollar and multi-currency clearing, ACH, lockbox, disbursement and reconciliation services, check deposits, other check and currency-related services, trade finance and logistics solutions, commercial card and deposit products, sweeps and money market mutual funds.

3.	Investment banking products provide clients with sophisticated capital-raising alternatives, as well as balance sheet and risk management tools through loan syndications, investment-grade debt, asset-backed securities, private placements, high-yield bonds, equity underwriting, advisory, interest rate derivatives, foreign exchange hedges and securities sales.
CB selected business metrics:
1.	Liability balances include deposits, as well as deposits that are swept to on—balance sheet liabilities (e.g., commercial paper, federal funds purchased, time deposits and securities loaned or sold under repurchase agreements) as part of customer cash management programs.

2.	IB revenue, gross represents total revenue related to investment banking products sold to CB clients.
TREASURY & SECURITIES SERVICES (TSS)
Treasury & Securities Services firmwide metrics include certain TSS product revenue and liability balances reported in other lines of business related to customers who are also customers of those other lines of business. In order to capture the firmwide impact of Treasury Services and TSS products and revenue, management reviews firmwide metrics such as liability balances, revenue and overhead ratios in assessing financial performance for TSS. Firmwide metrics are necessary, in management’s view, in order to understand the aggregate TSS business.
Description of selected business metrics within TSS:
1.	Liability balances include deposits, as well as deposits that are swept to on—balance sheet liabilities (e.g., commercial paper, federal funds purchased, time deposits and securities loaned or sold under repurchase agreements) as part of customer cash management programs.
ASSET MANAGEMENT (AM)
Assets under management – Represent assets actively managed by AM on behalf of Institutional, Retail, Private Banking, Private Wealth Management and JPMorgan Securities clients. Includes “committed capital not called”, on which AM earns fees. Excludes assets managed by American Century Companies, Inc. in which the Firm has a 41% ownership interest at September 30, 2010.
Assets under supervision – Represents assets under management, as well as custody, brokerage, administration and deposit accounts.
Alternative assets – The following types of assets constitute alternative investments – Hedge funds, currency, real estate and private equity.
AM’s client segments comprise the following:
Institutional brings comprehensive global investment services – including asset management, pension analytics, asset/liability management and active risk budgeting strategies – to corporate and public institutions, endowments, foundations, not-for-profit organizations and governments worldwide.
Retail provides worldwide investment management services and retirement planning and administration through third-party and direct distribution of a full range of investment vehicles.
Private Banking offers investment advice and wealth management services to high- and ultra-high-net-worth individuals, families, money managers, business owners and small corporations worldwide, including investment management, capital markets and risk management, tax and estate planning, banking, capital raising and specialty wealth advisory services.